As filed with the Securities and Exchange Commission on October 25, 2013
File Nos.
002-99112
811-04356

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 36	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 36	[X]

FRANKLIN CALIFORNIA TAX-FREE TRUST
(Exact Name of Registrant as Specified in Charter)

ONE FRANKLIN PARKWAY, SAN MATEO, CALIFORNIA 94403-1906
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on November 1, 2013 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

November 1, 2013

The U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Class A	Class C	Advisor Class
Franklin California Insured Tax-Free Income Fund	FRCIX	FRCAX	FZCAX
Franklin California Intermediate-Term Tax-Free Income Fund	FKCIX	FCCIX	FRCZX
Franklin California Tax-Exempt Money Fund	FCLXX	—	—

PROSPECTUS
Franklin California Tax-Free Trust

Contents

FUND SUMMARY
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING	Franklin California Insured Tax-Free Income Fund Franklin California Intermediate-Term Tax-Free Income Fund Franklin California Tax-Exempt Money Fund

FUND DETAILS
MORE INFORMATION ON INVESTMENT POLICIES, PRACTICES AND RISKS/FINANCIAL HIGHLIGHTS	Franklin California Insured Tax-Free Income Fund Franklin California Intermediate-Term Tax-Free Income Fund Franklin California Tax-Exempt Money Fund Distributions and Taxes

YOUR ACCOUNT
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES	Choosing a Share Class Buying Shares Investor Services Selling Shares Exchanging Shares Account Policies Questions

FOR MORE INFORMATION
WHERE TO LEARN MORE ABOUT THE FUND	Back Cover

FUND SUMMARY

Franklin California Insured Tax-Free Income Fund

Effective at the close of market on March 1, 2013, the Fund was closed to all new investors and all additional investments from existing shareholders, except for purchases made through reinvestment of dividends or capital gains distributions. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed.

Investment Goal

To provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 65 in the Fund's Prospectus and under “Buying and Selling Shares” on page 39 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Advisor Class
Management fees	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.10%	0.65%	None
Other expenses	0.04%	0.04%	0.04%
Total annual Fund operating expenses	0.60%	1.15%	0.50%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 483	$ 607	$ 743	$ 1,138
Class C	$ 217	$ 364	$ 630	$ 1,391
Advisor Class	$ 51	$ 159	$ 277	$ 622
If you do not sell your shares:
Class C	$ 117	$ 364	$ 630	$ 1,391

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15.99% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Under normal market conditions, the Fund invests at least 65% of its total assets in California municipal securities. The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of the Fund's net assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. Many of the Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities.

The Fund invests at least 80% of its net assets in insured municipal securities. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, under normal market conditions, the insured municipal securities in which the Fund invests are covered by policies issued by municipal bond insurers rated at least BBB.

The Fund generally purchases bonds that have insurance in place so it does not pay insurance premiums directly. The premium costs, however, are reflected in a lower yield and/or higher price for the insured bond. When the Fund believes it could be beneficial, the Fund may purchase insurance for an uninsured bond directly from a qualified municipal bond insurer, in which case the Fund pays the insurance premium directly to the insurance company. It is important to note that insurance does not guarantee the market value of an insured security, or the Fund’s share price or distributions, and shares of the Fund are not insured.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments and typically uses a buy and hold strategy. This means it generally holds securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal. The investment manager also may consider the cost of insurance when selecting securities for the Fund.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Bond Insurers   Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies. Downgrades and withdrawal of ratings from municipal bond insurers have substantially limited the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities.

California and U.S. Territories   Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. As with California municipal securities, such events in any of the U.S. territories in which the Fund invests, which can include Puerto Rico, may effect the Fund's investments and its performance.

The information above is based on data as of November 1, 2013, that the investment manager believes is reliable. The information could change quickly and without notice.

Tax-Exempt Securities   While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

Market   The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Focus   The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	8.75%
Worst Quarter:	Q4'10	-5.71%
As of September 30, 2013, the Fund's year-to-date return was -3.83%.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2012
	1 Year	5 Years	10 Years
Franklin California Insured Tax-Free Income Fund - Class A
Return Before Taxes	4.95%	4.45%	4.39%
Return After Taxes on Distributions	4.95%	4.45%	4.39%
Return After Taxes on Distributions and Sale of Fund Shares	4.63%	4.42%	4.37%
Franklin California Insured Tax-Free Income Fund - Class C	7.97%	4.80%	4.28%
Franklin California Insured Tax-Free Income Fund - Advisor Class	9.71%	5.48%	4.90%
Barclays Municipal Bond Index (index reflects no deduction for fees, expenses or taxes)	6.78%	5.91%	5.10%

Historical performance for Advisor Class shares prior to their inception is based on the performance of Class A shares. Advisor Class performance has been adjusted to reflect differences in sales charges between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

JOHN WILEY   Senior Vice President of Advisers and portfolio manager of the Fund since 1991.

CHRISTOPHER SPERRY, CFA   Vice President of Advisers and portfolio manager of the Fund since 2000.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Advisor Class is only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Advisor Class" in the Fund's prospectus.

Taxes

The Fund’s distributions are primarily exempt from regular federal and state income tax for residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin California Intermediate-Term Tax-Free Income Fund

Investment Goal

To provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 65 in the Fund's Prospectus and under “Buying and Selling Shares” on page 39 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Advisor Class
Management fees	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.10%	0.65%	None
Other expenses	0.06%	0.06%	0.06%
Total annual Fund operating expenses	0.63%	1.18%	0.53%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 288	$ 422	$ 568	$ 994
Class C	$ 220	$ 375	$ 649	$ 1,432
Advisor Class	$ 54	$ 170	$ 296	$ 665
If you do not sell your shares:
Class C	$ 120	$ 375	$ 649	$ 1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 6.01% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Under normal market conditions, the Fund invests at least 65% of its total assets in California municipal securities. The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its total assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. Many of the Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities.

The Fund maintains a dollar-weighted average portfolio maturity of three to 10 years and only buys securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services or comparable unrated or short-term rated securities.

The Fund may invest in insured municipal securities, which are covered by insurance policies that guarantee the timely payment of principal and interest. It is important to note that insurance does not guarantee the market value of an insured security, or the Fund’s share price or distributions, and shares of the Fund are not insured.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments and typically uses a buy and hold strategy. This means it generally holds securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal. The investment manager also may consider the cost of insurance when selecting securities for the Fund.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these interest rate changes.

California and U.S. Territories   Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. As with California municipal securities, such events in any of the U.S. territories in which the Fund invests, which can include Puerto Rico, may effect the Fund's investments and its performance.

The information above is based on data as of November 1, 2013, that the investment manager believes is reliable. The information could change quickly and without notice.

Focus   The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Credit   An issuer of debt securities may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Bond Insurers   Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies. Downgrades and withdrawal of ratings from municipal bond insurers have substantially limited the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities.

Market   The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Tax-Exempt Securities   While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	7.14%
Worst Quarter:	Q4'10	-4.03%
As of September 30, 2013, the Fund's year-to-date return was -1.91%.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2012
	1 Year	5 Years	10 Years
Franklin California Intermediate-Term Tax-Free Income Fund - Class A
Return Before Taxes	4.02%	4.75%	4.11%
Return After Taxes on Distributions	4.02%	4.75%	4.11%
Return After Taxes on Distributions and Sale of Fund Shares	3.81%	4.61%	4.06%
Franklin California Intermediate-Term Tax-Free Income Fund - Class C	4.87%	4.67%	3.73[1]%[1]
Franklin California Intermediate-Term Tax-Free Income Fund - Advisor Class	6.49%	5.34%	4.41%
Barclays Municipal Bond Index: 10 Year Component (index reflects no deduction for fees, expenses or taxes)	5.70%	6.62%	5.46%

1. Since inception July 1, 2003.

Historical performance for Advisor Class shares prior to their inception is based on the performance of Class A shares. Advisor Class performance has been adjusted to reflect differences in sales charges between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

CHRISTOPHER SPERRY, CFA   Vice President of Advisers and portfolio manager of the Fund since 2000.

JOHN WILEY   Senior Vice President of Advisers and portfolio manager of the Fund since 1992.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A and C, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Advisor Class is only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Advisor Class" in the Fund's prospectus.

Taxes

The Fund’s distributions are primarily exempt from regular federal and state income tax for residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin California Tax-Exempt Money Fund

Investment Goal

To provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management, the preservation of shareholders' capital and liquidity in its investments. The Fund also tries to maintain a stable $1.00 share price.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.49%
Other expenses	0.04%
Total annual Fund operating expenses	0.53%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 54	$ 170	$ 296	$ 665

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. The Fund may also invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico. Although the Fund tries to invest all of its total assets in tax-free securities, it is possible, although not anticipated, that up to 20% of the Fund's total assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. The Fund invests predominantly in high-quality, short-term, municipal securities. Many of the Fund's portfolio securities may be supported by liquidity guarantees or credit enhancements, which may be provided by banks and other financial institutions.

Portfolio maturity and quality The Fund only buys securities that the investment manager determines present minimal credit risks. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and maintains a dollar-weighted average life for its portfolio of 120 days or less, and only buys securities that:

  mature in 397 calendar days or less, if such security is rated in the highest rating category by the requisite rating agencies, as described in applicable regulation; or
  mature in 45 calendar days or less, if such security is rated in the second highest rating category by the requisite rating agencies, as described in applicable regulation.

A large portion or all of the Fund's portfolio securities may be invested in variable and floating rate securities, primarily variable rate demand notes, the interest rates of which change either at specific intervals or whenever a benchmark rate changes.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

Principal Risks

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Interest Rate   When interest rates rise, security prices fall. The opposite is also true: security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. The Fund’s yield will vary. A sharp and unexpected rise in interest rates could cause the Fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable net asset value.

Credit   An issuer of securities may be unable to make interest payments and repay principal. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security’s price to fall, potentially lowering the Fund’s share price. Although the Fund invests predominantly in high-quality debt securities, any of the Fund’s holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the Fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the Fund’s net asset value.

A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Banking Industry   Because the Fund will invest in obligations for which banks and other financial institutions may provide liquidity guarantees or credit enhancements, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

California and U.S. Territories   Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. As with California municipal securities, such events in any of the U.S. territories in which the Fund invests, which can include Puerto Rico, may effect the Fund's investments and its performance.

The information above is based on data as of November 1, 2013, that the investment manager believes is reliable. The information could change quickly and without notice.

Tax-Exempt Securities   While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Income   Since the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when interest rates fall. Because the Fund limits its investments to high-quality, short-term securities, its portfolio generally will earn lower yields than a portfolio with lower-quality, longer-term securities subject to more risk.

Liquidity   This is the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perception. While the Fund endeavors to maintain a high level of liquidity in its portfolio, the liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within a short period of time because of unusual market conditions, an unusually high volume of redemption requests or other reasons. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain a $1.00 share price.

Market   The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Focus   The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

U.S. Government Securities   Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

Risk Associated with the Fund Holding Cash   Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund's performance.

Possible Regulatory Changes   It is possible that the SEC or other agency will adopt regulations that change in very important respects the operation of money market funds, including the Fund. Any such regulatory changes could impact important characteristics of the Fund, including liquidity of an investment in the Fund and the Fund's ability to maintain a stable net asset value per share. These changes may result in reduced yields from money market funds, including the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for shares of the Fund. The table shows the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

ANNUAL TOTAL RETURNS

Best Quarter:	Q3'07	0.78%
Worst Quarter:	Q4'12	0.00%
As of September 30, 2013, the Fund's year-to-date return was 0.00%.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2012
1 Year	5 Years	10 Years
0.00%	0.30%	1.01%

To obtain the Fund’s current yield information, please call (800) DIAL BEN/342-5236.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 33030, St. Petersburg, FL 33733-8030), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund’s distributions are primarily exempt from regular federal and state income tax for residents of California. A portion of these distributions, however, may be subject to federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

FUND DETAILS

Franklin California Insured Tax-Free Income Fund

Effective at the close of market on March 1, 2013, the Fund was closed to all new investors and all additional investments from existing shareholders, except for purchases made through reinvestment of dividends or capital gains distributions. Re-registration of accounts held by existing investors, if required for legal transfer or administrative reasons, will be allowed.

Investment Goal

The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its net assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Under normal market conditions, the Fund invests at least 65% of its total assets in California municipal securities. The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its net assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. Many of the Fund's portfolio securities are supported by credit enhancements, which may be provided by either U.S. or foreign entities.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, such as Puerto Rico, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.

The Fund invests at least 80% of its net assets in insured municipal securities. Shareholders will be given at least 60 days' advance notice of any change to this 80% policy. Insured municipal securities are covered by insurance policies that guarantee the timely payment of principal and interest. Generally, under normal market conditions, the insured municipal securities in which the Funds invests are covered by policies issued by municipal bond insurers rated at least BBB. The Fund generally purchases bonds that have insurance in place so it does not pay insurance premiums directly. The premium costs, however, are reflected in a lower yield and/or higher price for the insured bond. When the Fund believes it could be beneficial, the Fund may purchase insurance for an uninsured bond directly from a qualified municipal bond insurer, in which case the Fund pays the insurance premium directly to the insurance company.

The Fund may invest the balance (up to 20%) of its net assets in the following types of securities: (i) uninsured municipal securities secured by an escrow or trust account containing direct U.S. government obligations; (ii) municipal securities rated in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or unrated or short-term rated securities the investment manager deems to be comparable), which may include uninsured securities; or (iii) uninsured, short-term, tax-exempt securities rated in the top rating category, pending investment in longer-term municipal securities.

The Fund also may invest in municipal lease obligations. Municipal lease obligations generally are issued to support a government’s infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion or rehabilitation of public facilities. In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations.

The Fund may also invest in municipal securities that are issued on a when-issued or delayed delivery basis.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it generally holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal. The investment manager also may consider the cost of insurance when selecting securities for the Fund.

It is important to note that insurance does not guarantee the market value of an insured security, or the Fund's share price or distributions, and shares of the Fund are not insured.

Temporary Investments

When the investment manager believes market or economic conditions are unusual or unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The investment manager may also invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Interest Rate

Interest rate changes can be sudden and unpredictable. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer the Fund's average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.

Credit

The Fund could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

The Fund’s portfolio securities may be supported by credit enhancements provided by an insurance company, bank, or other foreign or domestic entity. For example, some municipal securities are insured by a policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts containing high quality securities, including securities backed by the full faith and credit of the U.S. government, to secure the payment of principal and interest. Securities supported by credit enhancements have the credit risk of the entity providing the credit support. To the extent the Fund holds these securities, a change in the credit rating of the entity providing credit support may affect the value of the securities it supports, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an entity providing credit support to meet its obligations, and the Fund's ability to maintain a stable share price may depend on these credit supports, which are not backed by federal deposit insurance.

Bond Insurers

Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies. Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers. In such cases the insurance may be providing little or no enhancement of credit or resale value to the municipal security and the security rating will reflect the higher of the insurer rating or the rating of the underlying security.

Additional downgrades of municipal bond insurers rated above BBB would substantially limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities meeting the Fund’s investment guidelines.

Market conditions have weakened the municipal bond insurance industry leading state regulators from time to time to require municipal bond insurers to suspend claims payments on outstanding insurance in force. Certain municipal bond insurers have withdrawn from the market. These circumstances have led to a consolidation among municipal bond insurers which have led to a decrease in the supply of insured municipal securities and a concentration of the insurance company credit risk on the securities in the Fund's portfolio amongst fewer municipal bond insurers. Due to this consolidation, events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and or the municipal markets as a whole.

California and U.S. Territories

Investment in the Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, man-made or natural disasters, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations.

Beginning in 2008, the state's economy deteriorated as a result of the state's housing crisis and the national economic slowdown. Foreclosures increased, home prices dropped and retail sales declined. Certain municipal issuers in California have experienced severe financial difficulties. After several years of job losses and an increasing unemployment rate, the state is now showing year-over-year job gains, although growth is still sluggish. As of July 2013, the preliminary year-over-year increase in non-farm employment was 236,400 jobs, or 1.6%. The preliminary unemployment rate has improved to 8.5% as of June 2013 as compared to 10.6% a year earlier. Personal income taxes, the state's largest and one of its most volatile revenue sources, had dropped precipitously in response to job layoffs but is now seeing growth due to job growth as well as retroactive tax rate increase as of January 1, 2013 for tax year 2012.

In June 2013, the Governor signed the fiscal year 2014 budget. As a result of the passage of Proposition 30, passed by voters in November 2012 which temporarily increased personal income taxes on higher income earners and the state portion of the sales tax, there is no budget gap or the need for a gap closing program. The governor believes the state will end fiscal year 2013 with an ending fund balance of about $872 million and a reserve of about $254 million. The state projects revenues for fiscal year 2014 will decrease by about 1% which reflects a full year of the Proposition 30 rate increases but also incorporates a decrease in revenue due to federal policy changes and sequestration and a loan of cap-and-trade auction revenues. Personal income taxes are projected to decrease 4.8% from fiscal year 2013 and sales and use taxes are expected to increase 13.6%. Personal income taxes for fiscal year 2013 include one-time revenues related to the acceleration of some capital gains from 2013 to 2012 due to the expiration of certain tax cuts on January 1, 2013. This explains some of the projected decrease for fiscal year 2014. Expenditures are proposed to increase by just 0.6%. The enacted budget includes a $1.1 billion reserve at fiscal year end 2014.

While the passage of Proposition 30 along with economic gains have improved the state’s fiscal year 2014 budget outlook, the state still faces large challenges in the future including increasing pension costs, an unemployment insurance fund debt to the Federal government, increasing debt service, and a backlog of payments due to schools among others.

As of May 2013, the state was rated A1, stable by Moody’s Investors Service (Moody's); A, stable by Standard & Poor's (S&P); and A-, stable by Fitch.

Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. As with California municipal securities, such events in any of the U.S. territories in which the Fund invests, which can include Puerto Rico, may effect the Fund's investments and its performance.

The discussion above does not include all relevant facts or economic or political conditions that may affect the ability of municipal issuers to meet their debt obligations, and is subject to change without notice. The information provided is based on data as of November 1, 2013, from historically reliable sources, but the investment manager has not independently verified it. This information could change quickly and without notice and is generally only updated annually.

Tax-Exempt Securities

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The Fund's income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

Inflation risk

The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Focus

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

When-Issued and Delayed Delivery Transactions

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Municipal Lease Obligations

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage, as of September 30, 2013, over $844 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in California municipal securities. The portfolio managers of the team are as follows:

JOHN WILEY   Senior Vice President of Advisers

Mr. Wiley has been an analyst or portfolio manager of the Fund since 1991. He joined Franklin Templeton Investments in 1989.

CHRISTOPHER SPERRY, CFA   Vice President of Advisers

Mr. Sperry has been an analyst or portfolio manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The portfolio managers of the Fund have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended June 30, 2013, the Fund paid 0.46% of its average net assets to the investment manager for its services.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended June 30.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A			Year Ended June 30,
	2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.72	$ 11.76	$ 12.07	$ 11.45	$ 12.19
Income from investment operations:[a]
Net investment income[b]	0.50	0.54	0.55	0.55	0.55
Net realized and unrealized gains (losses)	-0.39	0.96	-0.31	0.62	-0.75
Total from investment operations	0.11	1.50	0.24	1.17	-0.20
Less distributions from net investment income	-0.50	-0.54	-0.55	-0.55	-0.54
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$ 12.33	$ 12.72	$ 11.76	$ 12.07	$ 11.45
Total return[e]	0.71%	12.96%	2.08%	10.33%	-1.54%
Ratios to average net assets
Expenses	0.60%	0.60%	0.61%	0.61%	0.61%
Net investment income	3.88%	4.34%	4.63%	4.60%	4.74%
Supplemental data
Net assets, end of year (000’s)	$ 1,777,179	$ 1,884,339	$ 1,715,495	$ 1,899,692	$ 1,780,448
Portfolio turnover rate	15.99%	11.93%	12.49%	14.19%	13.04%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

CLASS C		Year Ended June 30,
	2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.88	$ 11.90	$ 12.21	$ 11.57	$ 12.32
Income from investment operations:[a]
Net investment income[b]	0.44	0.47	0.49	0.49	0.49
Net realized and unrealized gains (losses)	-0.40	0.98	-0.32	0.63	-0.76
Total from investment operations	0.04	1.45	0.17	1.12	-0.27
Less distributions from net investment income	-0.42	-0.47	-0.48	-0.48	-0.48
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$ 12.50	$ 12.88	$ 11.90	$ 12.21	$ 11.57
Total return[e]	0.22%	12.35%	1.49%	9.79%	-2.15%
Ratios to average net assets
Expenses	1.15%	1.15%	1.16%	1.16%	1.16%
Net investment income	3.33%	3.79%	4.08%	4.05%	4.19%
Supplemental data
Net assets, end of year (000’s)	$ 269,209	$ 283,985	$ 234,494	$ 252,630	$ 186,238
Portfolio turnover rate	15.99%	11.93%	12.49%	14.19%	13.04%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

ADVISOR CLASS		Year Ended June 30,
	2013	2012	2011	2010	2009[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.74	$ 11.77	$ 12.08	$ 11.45	$ 11.33
Income from investment operations:[b]
Net investment income[c]	0.52	0.55	0.56	0.56	0.37
Net realized and unrealized gains (losses)	-0.40	0.97	-0.31	0.63	0.12
Total from investment operations	0.12	1.52	0.25	1.19	0.49
Less distributions from net investment income	-0.51	-0.55	-0.56	-0.56	-0.37
Net asset value, end of year	$ 12.35	$ 12.74	$ 11.77	$ 12.08	$ 11.45
Total return[d]	0.81%	13.14%	2.17%	10.52%	4.37%
Ratios to average net assets[e]
Expenses	0.50%	0.50%	0.51%	0.51%	0.51%
Net investment income	3.98%	4.44%	4.73%	4.70%	4.84%
Supplemental data
Net assets, end of year (000’s)	$ 62,163	$ 56,993	$ 41,213	$ 10,960	$ 2,100
Portfolio turnover rate	15.99%	11.93%	12.49%	14.19%	13.04%

a. For the period October 31, 2008 (effective date) to June 30, 2009.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return is not annualized for periods less than one year.

e. Ratios are annualized for periods less than one year.

Franklin California Intermediate-Term Tax-Free Income Fund

Investment Goal

The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Under normal market conditions, the Fund invests at least 65% of its total assets in California municipal securities. The Fund also may invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its total assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. Many of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, such as Puerto Rico, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.

The Fund maintains a dollar-weighted average portfolio maturity of three to 10 years and only buys securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services or comparable unrated or short-term rated securities.

The Fund may invest in insured municipal securities, which are covered by insurance policies that guarantee the timely payment of principal and interest. The Fund generally purchases bonds that have insurance in place so it does not pay insurance premiums directly. The premium costs, however, are reflected in a lower yield and/or higher price for the insured bond. When the Fund believes that it could be beneficial, the Fund may purchase insurance for an uninsured bond directly from a qualified municipal bond insurer, in which case the Fund pays the insurance premium directly to the insurance company. It is important to note that insurance does not guarantee the market value of an insured security, or the Fund's share price or distributions, and shares of the Fund are not insured.

The Fund also may invest in municipal lease obligations. Municipal lease obligations generally are issued to support a government’s infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion or rehabilitation of public facilities. In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations.

The Fund may also invest in municipal securities that are issued on a when-issued or delayed delivery basis.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy. This means it generally holds securities in the Fund's portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal. The investment manager also may consider the cost of insurance when selecting securities for the Fund.

Temporary Investments

When the investment manager believes market or economic conditions are unusual or unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The investment manager may also invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Interest Rate

Interest rate changes can be sudden and unpredictable. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer the Fund's average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.

Inflation risk

The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

California and U.S. Territories

Investment in the Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, man-made or natural disasters, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations.

Beginning in 2008, the state's economy deteriorated as a result of the state's housing crisis and the national economic slowdown. Foreclosures increased, home prices dropped and retail sales declined. Certain municipal issuers in California have experienced severe financial difficulties. After several years of job losses and an increasing unemployment rate, the state is now showing year-over-year job gains, although growth is still sluggish. As of July 2013, the preliminary year-over-year increase in non-farm employment was 236,400 jobs, or 1.6%. The preliminary unemployment rate has improved to 8.5% as of June 2013 as compared to 10.6% a year earlier. Personal income taxes, the state's largest and one of its most volatile revenue sources, had dropped precipitously in response to job layoffs but is now seeing growth due to job growth as well as retroactive tax rate increase as of January 1, 2013 for tax year 2012.

In June 2013, the Governor signed the fiscal year 2014 budget. As a result of the passage of Proposition 30, passed by voters in November 2012 which temporarily increased personal income taxes on higher income earners and the state portion of the sales tax, there is no budget gap or the need for a gap closing program. The governor believes the state will end fiscal year 2013 with an ending fund balance of about $872 million and a reserve of about $254 million. The state projects revenues for fiscal year 2014 will decrease by about 1% which reflects a full year of the Proposition 30 rate increases but also incorporates a decrease in revenue due to federal policy changes and sequestration and a loan of cap-and-trade auction revenues. Personal income taxes are projected to decrease 4.8% from fiscal year 2013 and sales and use taxes are expected to increase 13.6%. Personal income taxes for fiscal year 2013 include one-time revenues related to the acceleration of some capital gains from 2013 to 2012 due to the expiration of certain tax cuts on January 1, 2013. This explains some of the projected decrease for fiscal year 2014. Expenditures are proposed to increase by just 0.6%. The enacted budget includes a $1.1 billion reserve at fiscal year end 2014.

While the passage of Proposition 30 along with economic gains have improved the state’s fiscal year 2014 budget outlook, the state still faces large challenges in the future including increasing pension costs, an unemployment insurance fund debt to the Federal government, increasing debt service, and a backlog of payments due to schools among others.

As of May 2013, the state was rated A1, stable by Moody’s Investors Service (Moody's); A, stable by Standard & Poor's (S&P); and A-, stable by Fitch.

Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. As with California municipal securities, such events in any of the U.S. territories in which the Fund invests, which can include Puerto Rico, may effect the Fund's investments and its performance.

The discussion above does not include all relevant facts or economic or political conditions that may affect the ability of municipal issuers to meet their debt obligations, and is subject to change without notice. The information provided is based on data as of November 1, 2013, from historically reliable sources, but the investment manager has not independently verified it. This information could change quickly and without notice and is generally only updated annually.

Focus

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Credit

The Fund could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or to repay principal when due. Changes in an issuer's financial strength, the market's perception of the issuer's financial strength or in a security's credit rating, which reflects a third party's assessment of the credit risk presented by a particular issuer, may affect debt securities' values. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.

The Fund’s portfolio securities may be supported by credit enhancements provided by an insurance company, bank, or other foreign or domestic entity. For example, some municipal securities are insured by a policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts containing high quality securities, including securities backed by the full faith and credit of the U.S. government, to secure the payment of principal and interest. Securities supported by credit enhancements have the credit risk of the entity providing the credit support. To the extent the Fund holds these securities, a change in the credit rating of the entity providing credit support may affect the value of the securities it supports, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an entity providing credit support to meet its obligations.

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Tax-Exempt Securities

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The Fund's income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

Prepayment

Debt securities are subject to prepayment risk when the issuer can "call" the security, or repay principal, in whole or in part, prior to the security's maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing security, potentially lowering the Fund's income, yield and its distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.

Municipal Lease Obligations

Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.

When-Issued and Delayed Delivery Transactions

Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Bond Insurers

Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies. Rating agencies have lowered their ratings and withdrawn ratings on some municipal bond insurers. In such cases the insurance may be providing little or no enhancement of credit or resale value to the municipal security and the security rating will reflect the higher of the insurer rating or the rating of the underlying security.

Additional downgrades of municipal bond insurers rated above BBB would substantially limit the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities meeting the Fund’s investment guidelines.

Market conditions have weakened the municipal bond insurance industry leading state regulators from time to time to require municipal bond insurers to suspend claims payments on outstanding insurance in force. Certain municipal bond insurers have withdrawn from the market. These circumstances have led to a consolidation among municipal bond insurers which have led to a decrease in the supply of insured municipal securities and a concentration of the insurance company credit risk on the securities in the Fund's portfolio amongst fewer municipal bond insurers. Due to this consolidation, events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and or the municipal markets as a whole.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage, as of September 30, 2013, over $844 billion in assets, and have been in the investment management business since 1947.

The Fund is managed by a team of dedicated professionals focused on investments in California municipal securities. The portfolio managers of the team are as follows:

CHRISTOPHER SPERRY, CFA   Vice President of Advisers

Mr. Sperry has been an analyst or portfolio manager of the Fund since 2000. He joined Franklin Templeton Investments in 1996.

JOHN WILEY   Senior Vice President of Advisers

Mr. Wiley has been an analyst or portfolio manager of the Fund since 1992. He joined Franklin Templeton Investments in 1989.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The portfolio managers of the Fund have equal authority over all aspects of the Fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended June 30, 2013, the Fund paid 0.47% of its average net assets to the investment manager for its services.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended June 30.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A		Year Ended June 30,
	2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.04	$ 11.30	$ 11.42	$ 10.87	$ 11.27
Income from investment operations:[a]
Net investment income[b]	0.38	0.43	0.45	0.45	0.45
Net realized and unrealized gains (losses)	-0.31	0.74	-0.13	0.55	-0.40
Total from investment operations	0.07	1.17	0.32	1.00	0.05
Less distributions from net investment income	-0.38	-0.43	-0.44	-0.45	-0.45
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$ 11.73	$ 12.04	$ 11.30	$ 11.42	$ 10.87
Total return[e]	0.55%	10.53%	2.88%	9.36%	0.51%
Ratios to average net assets
Expenses	0.63%	0.64%	0.64%	0.66%	0.66%
Net investment income	3.14%	3.63%	3.93%	3.95%	4.17%
Supplemental data
Net assets, end of year (000’s)	$ 785,196	$ 741,604	$ 589,818	$ 669,838	$ 517,829
Portfolio turnover rate	6.01%	9.95%	9.42%	12.40%	20.01%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

CLASS C		Year Ended June 30,
	2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.08	$ 11.33	$ 11.45	$ 10.89	$ 11.29
Income from investment operations:[a]
Net investment income[b]	0.32	0.36	0.38	0.38	0.40
Net realized and unrealized gains (losses)	-0.31	0.76	-0.12	0.57	-0.41
Total from investment operations	0.01	1.12	0.26	0.95	-0.01
Less distributions from net investment income	-0.32	-0.37	-0.38	-0.39	-0.39
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$ 11.77	$ 12.08	$ 11.33	$ 11.45	$ 10.89
Total return[e]	-0.01%	9.89%	2.40%	8.83%	-0.05%
Ratios to average net assets
Expenses	1.18%	1.19%	1.19%	1.21%	1.21%
Net investment income	2.59%	3.08%	3.38%	3.40%	3.62%
Supplemental data
Net assets, end of year (000’s)	$ 197,263	$ 173,557	$ 128,554	$ 111,795	$ 59,205
Portfolio turnover rate	6.01%	9.95%	9.42%	12.40%	20.01%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Effective September 1, 2008, the redemption fee was eliminated.

d. Amount rounds to less than $0.01 per share.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

ADVISOR CLASS		Year Ended June 30,
	2013	2012	2011	2010	2009[a]
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 12.07	$ 11.32	$ 11.44	$ 10.87	$ 10.60
Income from investment operations:[b]
Net investment income[c]	0.40	0.44	0.46	0.46	0.31
Net realized and unrealized gains (losses)	-0.32	0.75	-0.13	0.58	0.27
Total from investment operations	0.08	1.19	0.33	1.04	0.58
Less distributions from net investment income	-0.40	-0.44	-0.45	-0.47	-0.31
Net asset value, end of year	$ 11.75	$ 12.07	$ 11.32	$ 11.44	$ 10.87
Total return[d]	0.56%	10.71%	2.98%	9.65%	5.49%
Ratios to average net assets[e]
Expenses	0.53%	0.54%	0.54%	0.56%	0.56%
Net investment income	3.24%	3.73%	4.03%	4.05%	4.27%
Supplemental data
Net assets, end of year (000’s)	$ 218,524	$ 160,565	$ 95,447	$ 36,322	$ 156
Portfolio turnover rate	6.01%	9.95%	9.42%	12.40%	20.01%

a. For the period October 31, 2008 (effective date) to June 30, 2009.

b. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

c. Based on average daily shares outstanding.

d. Total return is not annualized for periods less than one year.

e. Ratios are annualized for periods less than one year.

Franklin California Tax-Exempt Money Fund

Investment Goal

The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management, the preservation of shareholders' capital and liquidity in its investments. The Fund also tries to maintain a stable $1.00 share price.

Principal Investment Policies and Practices

Under normal market conditions, the Fund invests at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. The Fund may also invest up to 35% of its total assets in municipal securities issued by U.S. territories, such as Puerto Rico. Although the Fund tries to invest all of its total assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its total assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. The Fund invests predominantly in high-quality, short-term, municipal securities. Many of the Fund's portfolio securities may be supported by liquidity guarantees or credit enhancements, which may be provided by banks and other financial institutions.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, such as Puerto Rico, to borrow money for various public and private projects. Municipal securities pay a fixed, floating or variable rate of interest, and require that the amount borrowed (principal) be repaid at maturity.

Portfolio maturity and quality   The Fund only buys securities that the investment manager determines present minimal credit risks. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less, and maintains a dollar-weighted average life for its portfolio of 120 days or less, and only buys securities that:

  mature in 397 calendar days or less, if such security is rated in the highest rating category by the requisite rating agencies, as described in applicable regulation; or
  mature in 45 calendar days or less, if such security is rated in the second highest rating category by the requisite rating agencies, as described in applicable regulation.

A large portion or all of the Fund's portfolio securities may be invested in variable and floating rate securities, primarily variable rate demand notes, the interest rates of which change either at specific intervals or whenever a benchmark rate changes. While this feature helps protect against a decline in the security's market price when interest rates rise, it lowers the Fund's income when interest rates fall.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments and typically uses a buy and hold strategy.

Temporary Investments

When the investment manager believes market or economic conditions are unusual or unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include securities that pay taxable interest. The investment manager may also invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

Principal Risks

Interest Rate

Interest rate changes can be sudden and unpredictable. When interest rates rise, security prices fall. The opposite is also true: security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes. The longer the Fund's average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price. The Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause the Fund’s share price to drop below a dollar. However, the short maturities of the securities held in the Fund’s portfolio reduces their potential for price fluctuation. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of current income and could impair the Fund’s ability to maintain a stable net asset value.

Credit

An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength, the failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security’s price to fall, potentially lowering the Fund’s share price. Although the Fund invests predominantly in high-quality debt securities, any of the Fund’s holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the Fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the Fund’s net asset value.

The Fund’s portfolio securities may be supported by credit enhancements provided by an insurance company, bank, or other foreign or domestic entity. For example, some municipal securities are insured by a policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts containing high quality securities, including securities backed by the full faith and credit of the U.S. government, to secure the payment of principal and interest. Securities supported by credit enhancements have the credit risk of the entity providing the credit support. To the extent the Fund holds these securities, a change in the credit rating of the entity providing credit support may affect the value of the securities it supports, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an entity providing credit support to meet its obligations, and the Fund's ability to maintain a stable share price may depend on these credit supports, which are not backed by federal deposit insurance.

Banking Industry

Because the Fund will invest in obligations for which banks and other financial institutions may provide liquidity guarantees or credit enhancements, it may be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

California and U.S. Territories

Investment in the Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, man-made or natural disasters, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations.

Beginning in 2008, the state's economy deteriorated as a result of the state's housing crisis and the national economic slowdown. Foreclosures increased, home prices dropped and retail sales declined. Certain municipal issuers in California have experienced severe financial difficulties. After several years of job losses and an increasing unemployment rate, the state is now showing year-over-year job gains, although growth is still sluggish. As of July 2013, the preliminary year-over-year increase in non-farm employment was 236,400 jobs, or 1.6%. The preliminary unemployment rate has improved to 8.5% as of June 2013 as compared to 10.6% a year earlier. Personal income taxes, the state's largest and one of its most volatile revenue sources, had dropped precipitously in response to job layoffs but is now seeing growth due to job growth as well as retroactive tax rate increase as of January 1, 2013 for tax year 2012.

In June 2013, the Governor signed the fiscal year 2014 budget. As a result of the passage of Proposition 30, passed by voters in November 2012 which temporarily increased personal income taxes on higher income earners and the state portion of the sales tax, there is no budget gap or the need for a gap closing program. The governor believes the state will end fiscal year 2013 with an ending fund balance of about $872 million and a reserve of about $254 million. The state projects revenues for fiscal year 2014 will decrease by about 1% which reflects a full year of the Proposition 30 rate increases but also incorporates a decrease in revenue due to federal policy changes and sequestration and a loan of cap-and-trade auction revenues. Personal income taxes are projected to decrease 4.8% from fiscal year 2013 and sales and use taxes are expected to increase 13.6%. Personal income taxes for fiscal year 2013 include one-time revenues related to the acceleration of some capital gains from 2013 to 2012 due to the expiration of certain tax cuts on January 1, 2013. This explains some of the projected decrease for fiscal year 2014. Expenditures are proposed to increase by just 0.6%. The enacted budget includes a $1.1 billion reserve at fiscal year end 2014.

While the passage of Proposition 30 along with economic gains have improved the state’s fiscal year 2014 budget outlook, the state still faces large challenges in the future including increasing pension costs, an unemployment insurance fund debt to the Federal government, increasing debt service, and a backlog of payments due to schools among others.

As of May 2013, the state was rated A1, stable by Moody’s Investors Service (Moody's); A, stable by Standard & Poor's (S&P); and A-, stable by Fitch.

Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. As with California municipal securities, such events in any of the U.S. territories in which the Fund invests, which can include Puerto Rico, may effect the Fund's investments and its performance.

The discussion above does not include all relevant facts or economic or political conditions that may affect the ability of municipal issuers to meet their debt obligations, and is subject to change without notice. The information provided is based on data as of November 1, 2013, from historically reliable sources, but the investment manager has not independently verified it. This information could change quickly and without notice and is generally only updated annually.

Tax-Exempt Securities

While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, the value of the Fund's shares, to decline.

Management

The Fund is actively managed and could experience losses if the investment manager's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund's portfolio prove to be incorrect. There can be no guarantee that these techniques or the investment manager's investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal.

Income

Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The Fund's income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.

Liquidity

Liquidity risk exists when the market for particular securities or types of securities is or becomes relatively illiquid so that the Fund is unable or it becomes more difficult for the Fund to sell the security at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events or overall market disruptions. Securities with reduced liquidity or that become illiquid involve greater risk than securities with more liquid markets. While the Fund endeavors to maintain a high level of liquidity in its portfolio, the liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s ability to maintain a $1.00 share price or prevent the Fund from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within a short period of time because of unusual market conditions, an unusually high volume of redemption requests or other reasons. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s ability to maintain a $1.00 share price.

Market

The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting individual issuers, securities markets generally or particular industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that securities held by the Fund will participate in or otherwise benefit from the advance.

Focus

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

U.S. Government Securities

Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

Inflation risk

The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Risk Associated With The Fund Holding Cash

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash, which may hurt the Fund's performance.

Possible Regulatory Changes

It is possible that the SEC or other agency will adopt regulations that change in very important respects the operation of money market funds, including the Fund. Any such regulatory changes could impact important characteristics of the Fund, including liquidity of an investment in the Fund and the Fund's ability to maintain a stable net asset value per share. These changes may result in reduced yields from money market funds, including the Fund.

More detailed information about the Fund, its policies and risks and about municipal securities held by the Fund can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage, as of September 30, 2013, over $844 billion in assets, and have been in the investment management business since 1947.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended June 30, 2013, management fees, before any advance waiver, were 0.49% of the Fund's average daily net assets. In order to prevent negative yield, the investment manager voluntarily agreed to limit its fee, after which the Fund paid 0.08% of its average daily net assets to the investment manager for its services. The investment manager may end this arrangement at anytime upon notice to the Fund's board of trustees.

In efforts to prevent a negative yield, the Fund's investment manager and administrator have voluntarily agreed to waive or limit their respective fees, assume as their own expense certain expenses otherwise payable by the Fund, and if necessary, make a capital infusion into the Fund. These waivers, expense reimbursements and capital infusions are voluntary and may be modified or discontinued by the Fund's investment manager or administrator at any time, and without further notice. There is no guarantee that the Fund will be able to avoid a negative yield. With these reductions, net Fund operating expenses for the fiscal year were as shown in the Financial Highlights.

A discussion regarding the basis for the approval of the investment management contract for the Fund is available in the Fund's annual report to shareholders for the fiscal year ended June 30.

Financial Highlights

The Financial Highlights present the Fund's financial performance for the past five years or since its inception. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A			Year Ended June 30,
	2013	2012	2011	2010	2009
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations:
Net investment income (loss)	—	—	—	-—[a]	0.006
Net realized and unrealized gains (losses)	-—[a]	—	—	—	—
Total from investment operations	-—[a]	—	—	-—[a]	0.006
Less distributions from net investment income	—	—	—	—	-0.006
Net asset value, end of year	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total return[b]	—%	—%	—%	—%	0.57%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.53%	0.54%	0.54%	0.54%	0.57%
Expenses net of waiver and payments by affiliates	0.12%	0.12%	0.23%	0.24%	0.46%
Net investment income (loss)	—%	—%	—%	-0.00%[c]	0.61%
Supplemental data
Net assets, end of year (000’s)	$ 628,480	$ 564,477	$ 563,474	$ 630,453	$ 570,026

a. Amount rounds to less than $0.001 per share.

b. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c. Rounds to less than 0.01%.

Distributions and Taxes

The information is provided with respect to each Fund (hereafter "the Fund").

Income and Capital Gain Distributions

As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you.

Insured and Intermediate Funds.   The Fund intends to declare income dividends each day that its net asset value (NAV) is calculated and pay them monthly. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV unless you elect to receive them in cash.

Money Fund.   The Fund intends to declare income dividends each day that its NAV is calculated. Your account begins to receive dividends on the day after the Fund receives your investment and continues to receive dividends through the day it receives a request to sell your shares. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at NAV on the payable date, which has the effect of compounding of dividends, unless you elect to receive monthly payments in cash.

Annual statements.   After the close of each calendar year, you will receive tax information from the Fund with respect to the federal income tax treatment of the Fund’s distributions and any taxable sales or exchanges of Fund shares occurring during the prior calendar year. If the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares sold or exchanged after you receive your tax information, the Fund will send you revised tax information. Distributions declared in December to shareholders of record in such month and paid in January are treated as if they were paid in December. Additional tax information about the Fund’s distributions is available at franklintempleton.com.

Avoid "buying a dividend."   For investors in the Insured and Intermediate Funds, at the time you purchase your Fund shares, the Fund's net asset value may reflect undistributed taxable income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares a distribution of taxable income or capital gains in sometimes known as "buying a dividend."

Tax Considerations

The Fund’s distributions are primarily exempt from regular federal and state income tax for residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains. This is the case whether you reinvest your distributions in additional Fund shares or receive them in cash.

  Exempt-interest dividends. Most Fund distributions will consist of exempt-interest dividends that are exempt from regular federal and California state personal income tax. A portion of these distributions from private activity bond interest may be subject to the federal alternative minimum tax (AMT). Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans or other tax-exempt investors.
  Capital gains. Fund distributions of capital gains are generally subject to federal and state income tax. Fund distributions of short-term capital gains are subject to tax at ordinary rates. For federal income tax purposes, Fund distributions of long-term capital gains are taxable at the reduced long-term capital gains rates no matter how long you have owned your Fund shares. For individuals in the 10% and 15% tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). An additional 3.8% Medicare tax may also be imposed as discussed below. Because the Money Fund is a money market fund, it does not expect to realize and distribute any long-term capital gains on its investments.
  Taxable income dividends. The Fund may invest a portion of its assets in securities that pay income that is not tax-exempt. Distributions from this income, if any, are generally subject to federal and state income tax at ordinary rates. The Fund expects that none of its distributions will be qualified dividends subject to reduced rates of tax to individuals. A return-of-capital distribution is generally not taxable but will reduce the cost basis of your shares, and will result in a higher capital gain or a lower capital loss when you later sell your shares.

Reclassification risk.   The IRS has announced that holders of tax-exempt bonds such as the Fund have certain risks if the bonds were issued in connection with abusive transactions, refinancing irregularities, or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. These events may create taxable income for the Fund and its shareholders and the Fund may be required to send to you and file with the IRS and state tax authorities information returns for prior calendar years reclassifying some of its exempt-interest dividends as taxable dividends.

Sales of Fund shares.   When you sell your shares in the Fund, or exchange them for shares of a different Franklin Templeton fund, you will generally recognize a taxable capital gain or loss for federal and state income tax purposes. If you have owned your Fund shares for more than one year, any net long-term capital gains will qualify for the reduced rates of federal income taxation on long-term capital gains. An exchange of your shares in one class of the Fund for shares of another class of the same Fund is not taxable and no gain or loss will be reported on the transaction. Because the Money Fund seeks to maintain a $1 per share net asset value, sales of its shares will not generally result in a taxable capital gain or loss for federal or state income tax purposes.

Cost basis reporting.   For investors in the Insured and Intermediate Funds, if you acquire shares in the Fund on or after January 1, 2012, generally referred to as “covered shares,” and sell or exchange them after that date, the Fund is generally required to report cost basis information to you and the IRS annually. The Fund will compute the cost basis of your covered shares using the average cost method, the Fund’s “default method,” unless you contact the Fund to select a different method, or choose to specifically identify your shares at the time of each sale or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns. Additional information about cost basis reporting is available at franklintempleton.com/costbasis.

Medicare tax.   For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends. Any liability for this additional Medicare tax will be reported on, and paid with, your federal income tax return.

Backup withholding.   If you do not provide the Fund your taxpayer identification number and certain required certifications you may be subject to federal backup withholding at 28% on any Fund distributions, including exempt-interest dividends, and for the Insured and Intermediate Funds, on the proceeds from the sale of your Fund shares. The Fund must also withhold if the IRS instructs it to do so. State backup withholding may also apply.

Non-U.S. investors.   Non-U.S. investors may be subject to U.S. withholding tax at 30% or a lower treaty rate on Fund dividends of ordinary income. Non-U.S. investors may be subject to U.S. estate tax on the value of their shares. They are subject to special U.S. tax certification requirements to avoid backup withholding, claim any exemptions from withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for exempt-interest dividends, capital gain dividends paid by the Fund from long-term capital gains and, with respect to taxable years of the Fund that begin before January 1, 2014 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. If these exemptions for interest-related dividends and short-term capital gain dividends are not extended or made permanent, and thus sunset, such amounts will again be treated as ordinary income subject to U.S. withholding tax at 30% or a lower treaty rate. However, notwithstanding such exemptions from U.S. withholding tax at source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements.   Payments to a shareholder that is either a foreign financial institution (FFI) or a non-financial foreign entity (NFFE) within the meaning of the Foreign Account Tax Compliance Act (FATCA) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Other tax information.   This discussion of "Distributions and Taxes" is for general information only and is not tax advice. You should consult your own tax advisor regarding your particular circumstances, and about any federal, state, local and foreign tax consequences before making an investment in the Fund. Additional information about the tax consequences of investing in the Fund may be found in the SAI.

YOUR ACCOUNT

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C share Fund accounts, may not make additional purchases to those accounts but may exchange their shares for shares of a Franklin Templeton fund that offers Class C shares. Dividend and capital gain distributions may continue to be reinvested in existing Class C share Fund accounts. You may buy shares of the Money Fund without a sales charge. The rest of this section describes the sales charges that apply to the other Funds and does not apply to the Money Fund.

Class A	Class C	Advisor Class
Initial sales charge of 4.25% or less (Insured Fund) or 2.25% or less (Intermediate Fund)	No initial sales charge	See "Qualified Investors – Advisor Class" below
Deferred sales charge of 0.75% on purchases of $1 million or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months
Lower annual expenses than Class C due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees

Class A & C

SALES CHARGES - Class A
when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Insured Fund
Under $100,000	4.25	4.44
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1 million	2.00	2.04
Intermediate Fund
Under $100,000	2.25	2.30
$100,000 but under $250,000	1.75	1.78
$250,000 but under $500,000	1.25	1.27
$500,000 but under $1 million	1.00	1.01

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions

Quantity discounts.   We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at franklintempleton.com/retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds" tab and then choosing "Quantity Discounts."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

  You, individually;
  Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "family member");
  You jointly with one or more family members;
  You jointly with another person(s) who is (are) not family members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;
  A Coverdell Education Savings account for which you or a family member is the identified responsible person;
  A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b) plan account, if the shares are registered/recorded under your or a family member's Social Security number;
  A 529 college savings plan over which you or a family member has investment discretion and control;
  Any entity over which you or a family member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a family member is the custodian, a trust on which you or a family member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a family member] on which you or a family member is the authorized signer);
  A trust established by you or a family member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (see definition below) such as a 401(k) plan do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase). It may be necessary for you to provide your financial advisor with information and records (including account statements) of all relevant accounts invested in the Franklin Templeton funds. If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial advisor and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their highest current public offering price. It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) plan and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares. Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Sales Charge Waivers

Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301.

Waivers for investments from certain payments.   Class A shares may be purchased without an initial sales charge or CDSC by investors who reinvest within 90 days:

  Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.
  Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.
  Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.
  If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.
  If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

Waivers for certain investors.   The following investors or investments qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.
  Registered securities dealers and their affiliates, for their investment accounts only.
  Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer.
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies.
  Current partners of law firms that currently provide legal counsel to the funds, Franklin Resources, Inc. or its affiliates.
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Certain unit investment trusts and their holders reinvesting distributions from the trusts.
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as investment manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment advisor, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 0.75% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) - Class A & C”).

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.10% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class C
With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A & C").

Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Contingent Deferred Sales Charge (CDSC) - Class A & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative’s firm or your bank’s trust department or that were registered to you directly by the Fund's transfer agent (or to an affiliated custodian or trustee of the Fund’s transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment.

The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, with the following exceptions:

  Class C shares will be reinvested in Class A shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held

Proceeds from the earlier sale of Class Z shares from another fund may also be invested in Class A shares under this Reinstatement Privilege.

Generally, if you paid a CDSC when you sold your shares, Franklin Templeton Distributors, Inc. (Distributors) will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment. The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold the following shares and you invest the proceeds from that sale in Class A shares within 90 days, you will not receive a credit for the CDSC and new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC:

  Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

Qualified Investors - Advisor Class

The following investors or investments qualify to buy Advisor Class shares of the Fund:

  Advisory Fee Programs. Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment advisor, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or a broker-dealer through whom the shares are acquired has an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code when purchasing direct from the Fund. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies. Minimum initial investment: $1,000 ($50 for accounts with an automatic investment plan).
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as investment manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds." Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

Buying Shares

Effective March 1, 2013, the Franklin California Insured Tax-Free Income Fund was closed to new investors. Please see the first page of the “Fund Details” section for further information.

MINIMUM INVESTMENTS - CLASS A & C

Initial
Regular accounts, UGMA/UTMA accounts, current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$ 1,000
Automatic investment plans	$ 50
Broker-dealer sponsored wrap account programs	no minimum

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

In addition, the Fund is not registered in any provincial or territorial jurisdiction in Canada and shares of the Fund have not been qualified for sale in any Canadian jurisdiction. The shares offered by this prospectus may not be directly or indirectly offered or sold in any provincial or territorial jurisdiction in Canada or to or for the benefit of residents thereof. Prospective investors may be required to declare that they are not a Canadian resident and are not acquiring shares on behalf of any Canadian residents. If an investor becomes a Canadian resident after purchasing shares of the Fund, the investor will not be able to purchase any additional shares of the Fund.

Certain Franklin Templeton funds, like the Insured and Intermediate Funds, offer multiple share classes not offered by the Money Fund. Please note that for selling or exchanging your shares, or for other purposes, shares of the Money Fund are considered Class A shares.

Many of the Money Fund's investments must be paid for in federal funds, which are monies held by the Fund's custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. The Fund generally cannot invest money it receives from you until it is available to the Fund in federal funds, which may take up to two days. Until then, your purchase may not be considered in proper form. If the Fund is able to make investments within one business day, it may accept your order with payment in other than federal funds.

Account Application

If you are opening a new account, please complete and sign the enclosed account application. For the Insured and Intermediate Funds, make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

Buying Shares
	Opening an account	Adding to an account
Through your investment representative	Contact your investment representative	Contact your investment representative

By Phone/Online
(Up to $100,000 per shareholder per day)
(800) 632-2301
franklintempleton.com
Note: (1) certain account types are not available for online account access and (2) the amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” under “Investor Services” for more information regarding eligibility.

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new identically registered account by phone. At this time, a new account may not be opened online.

To make a same day investment in the Insured or Intermediate Funds, your phone order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

To make a same day investment in the Money Fund, your phone order must be received and accepted by us by 3:00 p.m. Pacific time.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and address and a voided check or savings account deposit slip. If there is a difference between the Fund account owner(s) and the bank account owner(s), your written request must be signed by all Fund and bank account owners, and each individual must have his or her signature guaranteed. If the Fund account is registered to FTB&T as custodian/trustee for a retirement plan or education savings account, or as a custodial account for a minor (UGMA/UTMA) and there is at least one common owner on the Fund account and the bank account, signature guarantees are not required.

To make a same day investment in the Insured or Intermediate Funds, your phone or online order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

To make a same day investment in the Money Fund, your phone or online order must be received and accepted by us by 3:00 p.m. Pacific time.

By Mail

Make your check payable to the Fund. For the Money Fund, you also may send a Federal Reserve Draft or negotiable bank draft. Instruments drawn on other mutual funds may not be accepted.

Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. For the Money Fund, you also may use the deposit slip from your checkbook. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

By Wire (800) 632-2301 or (650) 312-2000 collect

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment in the Insured or Intermediate Funds, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment in the Insured or Intermediate Funds, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

To make a same day wire investment in the Money Fund, please make sure we receive your order by 3:00 p.m. Pacific time.

By Exchange franklintempleton.com	Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)	Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

Franklin Templeton Investor Services
Insured and Intermediate Funds: P.O. Box 997151, Sacramento, CA 95899-7151
Money Fund: P.O. Box 33030, St. Petersburg, FL 33733-8030
Call toll-free: (800) 632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week,
at franklintempleton.com

Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Class C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund. For Money Fund shareholders who choose not to reinvest their distributions, the Money Fund will distribute distributions paid during the month as directed on the last business day of each month.

Check Writing Privileges - Money Fund

You may request redemption drafts (checks) free of charge on your account application or, for an existing account, by calling our automated telephone system. Check writing privileges allow you to write checks against your account and are available unless you hold share certificates.

For security reasons and reasons related to the requirements of check processing systems, the Fund can only accept checks ordered from the Fund. The Fund cannot be responsible for any check not ordered from the Fund that is returned unpaid to the payee.

Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans, automatic investment plans and ordering money fund checks).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most Franklin Templeton funds’ prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

Selling Shares

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  you are selling more than $100,000 worth of shares
  you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee when we receive instructions from an agent, not the registered owners; you want to send your proceeds to a bank account that was added or changed on your account without a signature guarantee within the last 15 days; you want to send proceeds to your address that was changed without a signature guarantee within the last 15 days; or we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Shares by Check - Money Fund

For accounts with check writing privileges, you may make checks payable to any person and for any amount of $500 or more. We will impose a $10 charge against your account if you write a check for an amount less than $500. Since you will not know the exact amount in your account on the day a check is presented for payment, a check should not be used to close your account.

When a check is presented for payment, we will redeem an equivalent number of shares in your account to cover the amount of the check. The shares will be redeemed at the net asset value next determined after we receive the check, as long as the amount of the check does not exceed the number of available shares in your account. The available shares may not include recently purchased shares if the check, draft or wire/electronic funds transfer used as payment for the shares has not yet cleared. If we receive a check written for an amount that exceeds the total value of the shares in your account, the check may be returned unpaid and we will impose a $10 charge against your account. The total value of the shares in your account is calculated at the time the check is presented to us for processing.

The checks are drawn through Bank of America, N.A. Bank of America may end this service at any time upon notice to you. You generally will not be able to convert a check drawn on your Fund account into a certified or cashier's check by presenting it at the bank.

Stopping payment on a check. Should you want to stop payment on a check, you must notify us by phone or in writing. Since the Fund is not a bank, we cannot assure you that a stop payment request will be effective. We will use our best efforts, however, to see that these requests are carried out.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Contingent Deferred Sales Charge (CDSC)

Most Franklin Templeton funds impose a 1% or 0.75% CDSC on certain investments of Class A shares sold within 18 months of purchase. While the Money Fund generally does not have a CDSC, it will impose one if you sell shares exchanged into the Money Fund from another Franklin Templeton fund and those shares would have been assessed a CDSC in the other fund. Please keep in mind that the time the shares are held in the Money Fund does not count towards the CDSC holding period.

The CDSC is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

For information on the CDSC that may apply when you sell shares of the Insured or Intermediate Funds, please see "Sales Charges."

Selling Shares

To sell some or all of your shares
Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less and you do not hold share certificates, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

If you have changed your address within the last 15 days without a signature guarantee, requests to sell your shares and mail the check to the name(s) and address on the account must be in writing and we may require a signature guarantee. Requests to sell your shares and send the proceeds to a pre-authorized secondary address may be requested by phone or online.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip. If there is a difference between the Fund account owner(s) and the bank account owner(s), you must provide written instructions signed by all Fund and bank account owners, and each individual must have his or her signature guaranteed. If the Fund account is registered to FTB&T as custodian/trustee for a retirement plan or education savings account, or as a custodial account for a minor (UGMA/UTMA) and there is at least one common owner on the Fund account and the bank account, signature guarantees are not required.

If the bank account was added or changed without a signature guarantee within the last 15 days, you may be required to provide written instructions signed by all fund account owners, with a signature guarantee for each fund account owner.

If we receive your request in proper form by 1:00 p.m. Pacific time for the Insured or Intermediate Funds and 3:00 p.m. Pacific time for the Money Fund, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services
Insured and Intermediate Funds: P.O. Box 997151, Sacramento, CA 95899-7151
Money Fund: P.O. Box 33030, St. Petersburg, FL 33733-8030
Call toll-free: (800) 632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week, at franklintempleton.com

Exchanging Shares

Exchange Privilege

Class A & C

You can exchange shares between most Franklin Templeton funds within the same class.*For the Insured and Intermediate Funds, you can exchange shares generally without paying any additional sales charges. If you exchange shares from a money fund and those shares were not charged a sales charge previously, however, a sales charge may apply.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class or Class Z, you may exchange your Class A shares for Advisor Class or Class Z shares if you are a current shareholder in Advisor Class or Class Z or you otherwise qualify to buy the fund's Advisor Class or Class Z shares.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales also apply to exchanges, including minimum investment amounts (except exchanges of an entire account balance). Exchanges also generally have the same tax consequences as ordinary sales and purchases.

Rejected exchanges.   If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries.   If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver.   The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges.   If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares that may be detrimental to the Fund. For example, this type of trading activity could interfere with the efficient management of the Fund's portfolio or materially increase the Fund's transaction costs, administrative costs or taxes.

Through its transfer agent, the Fund performs ongoing monitoring of shareholder trading in shares of the Fund and other Franklin Templeton funds in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. If shareholder trading patterns identified by the transfer agent through monitoring or from other information regarding the shareholder’s trading activity in non-Franklin Templeton funds leads the transfer agent to reasonably conclude that such trading may be detrimental to the Fund as described in this Frequent Trading Policy, the transfer agent, on behalf of the Fund, may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor’s trading patterns, the Fund may consider, among other factors, the investor’s trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, “Buying and Selling Shares - Investment by asset allocators and large shareholders” in the SAI). The transfer agent may also reject any purchase or redemption request, whether or not it represents part of any ongoing trading pattern, if the Fund's investment manager or transfer agent reasonably concludes that the amount of the requested transaction may disrupt or otherwise interfere with the efficient management of the Fund’s portfolio. In determining what actions should be taken, the Fund's transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the Fund and its shareholders. If the Fund is a "fund of funds," the Fund's transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the Fund and the underlying funds in which the Fund invests.

Frequent trading through financial intermediaries.   You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades.   While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

Account Policies

Calculating Share Price

The Money Fund calculates its NAV per share normally as of 1:00 p.m. Pacific time, each day the New York Stock Exchange (NYSE) is open and, alternatively, if the NYSE is closed, or if the NYSE closes early because trading has been halted for the day (other than for a national holiday or weekend), on each day that the U.S. government securities markets are open and the investment manager determines that there is sufficient liquidity in those markets, by dividing its net assets by the number of shares outstanding. The Fund's assets are generally valued at their amortized cost.

Class A & C

When you buy shares of the Insured and Intermediate Funds, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Insured and Intermediate Funds calculates the NAV per share each business day at 1 p.m. Pacific time which normally coincides with the close of trading on the New York Stock Exchange (NYSE). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has a scheduled early close or unscheduled early close, the Fund’s share price would still be determined as of 1 p.m. Pacific time/4 p.m. Eastern time.

When determining its NAV, the Insured and Intermediate Funds value cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we or an approved financial intermediary receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to provide evaluated prices that reflect current fair market value at the close of the NYSE.

Fair Valuation – Individual Securities

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation - Municipal Securities - Matrix Pricing (Fair Valuation)

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use valuation models or matrix pricing to determine current value. In general, they use information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date. Matrix pricing is considered a form of fair value pricing.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500, we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and (7) Coverdell Education Savings Plan accounts.

Statements, Reports and Prospectuses

For the Insured and Intermediate Funds, you will receive quarterly account statements that show all your account transactions during the quarter. For the Money Fund, you will receive monthly account statements that show all your account transactions during the month. For each Fund, except the Money Fund, you also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, and, in the case of the Money Fund, shares sold by check, which will be reported on your quarterly or monthly statement, as applicable).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise.

If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

  Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;
  Redeem Fund shares and direct the redemption proceeds to a pre-established bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise; and
  Purchase Fund shares by debiting a pre-established bank account that may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  The Fund may modify, suspend, or terminate telephone/online privileges at any time.
  When you buy shares, it does not create a checking or other bank account relationship with the Money Fund or any bank.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
  Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the investment manager determines it is in the best interest of the Fund, consistent with applicable law.
  You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
  To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Dealer Compensation

Class A & C

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" of the "Management and Other Services" section in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's investment manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

INSURED FUND

	Class A	Class B	Class C
Commission (%)	--	--	1.00[1][1]
Investment under $100,000	4.00	--	--
$100,000 but under $250,000	2.80	--	--
$250,000 but under $500,000	2.00	--	--
$500,000 but under $1 million	1.60	--	--
$1 million or more	up to 0.75[2][2]	--	--
12b-1 fee to dealer	0.10[2][2]	0.15[3][3]	0.65[4][4]

INTERMEDIATE FUND
	Class A	Class C
Commission (%)	--	1.00[1][1]
Investment under $100,000	2.00	--
$100,000 but under $250,000	1.50	--
$250,000 but under $500,000	1.00	--
$500,000 but under $1 million	0.85	--
$1 million or more	up to 0.75[2][2]	--
12b-1 fee to dealer	0.10[2][2]	0.65[4][4]

1. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

Other dealer and financial intermediary compensation.   Distributors may make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of the Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying dealer or financial intermediary's sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the dealer or financial intermediary's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151 for the Insured and Intermediate Funds and at P.O. Box 33030, St. Petersburg, FL 33733-8030 for the Money Fund. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number	Hours (Pacific time, Monday through Friday)
Shareholder Services	(800) 632-2301	5:30 a.m. to 5:00 p.m.
Fund Information	(800) DIAL BEN (800) 342-5236	5:30 a.m. to 5:00 p.m.
Retirement Services	(800) 527-2020	5:30 a.m. to 5:00 p.m.
Advisor Services	(800) 524-4040	5:30 a.m. to 5:00 p.m.
Hearing Impaired Assistance	For hearing impaired assistance, please contact us via a Relay Service.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020	(around-the-clock access)

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-1520 or by electronic request at the following email address: publicinfo@sec.gov.

One Franklin Parkway, San Mateo, CA 94403-1906 (800) DIAL BEN®/342-5236 franklintempleton.com For hearing impaired assistance, please contact us via a Relay Service.

Investment Company Act file #811-04356
© 2013 Franklin Templeton Investments. All rights reserved.
2241	CAT P 11/13

Franklin California Tax-Free Trust	Insured and Intermediate Funds: P.O. Box 997151, Sacramento, CA 95899-7151 (800) DIAL BEN®/342-5236 Money Fund: P.O. Box 33030, St. Petersburg, FL 33733-8030 (800) DIAL BEN®/342-5236

Class
	A	C	Advisor
Franklin California Insured Tax-Free Income Fund	FRCIX	FRCAX	FZCAX
Franklin California Intermediate-Term Tax-Free Income Fund	FKCIX	FCCIX	FRCZX
Franklin California Tax-Exempt Money Fund	FCLXX	—	—

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2013

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Franklin California Insured Tax-Free Income Fund (Insured Fund), Franklin California Intermediate-Term Tax-Free Income Fund (Intermediate Fund) and Franklin California Tax-Exempt Money Fund (Money Fund, together with the Insured and Intermediate Funds, the "Fund") prospectus. The Fund's prospectus, dated November 1, 2013, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to shareholders, for the fiscal year ended June 30, 2013, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/342-5236.

CONTENTS
Goals, Strategies and Risks
State and U.S. Territory Risks
Officers and Trustees
Fair Valuation and Liquidity
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
Pricing Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings
State Tax Treatment

  Mutual funds, annuities, and other investment products:
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  are not deposits or obligations of, or guaranteed or endorsed by, any bank; and
  are subject to investment risks, including the possible loss of principal.

CAT SAI 11/13

Goals, Strategies and Risks

The following information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies with respect to the Fund are discussed in greater detail in the section below entitled "Glossary of Investments, Techniques, Strategies and Their Risks."

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation, with the exception of the Fund's limitations on borrowing as described herein.

If a bankruptcy or other extraordinary event occurs concerning a particular investment the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed without the approval of shareholders.

For more information about the restrictions of the Investment Company Act of 1940 (1940 Act), on the Fund with respect to (1) borrowing and senior securities, see "Glossary of Investments, Techniques, Strategies and Their Risks - Borrowing"; and (2) lending, see "Glossary of Investments, Techniques, Strategies and Their Risks - Corporate Loans, Assignments and Participations" below.

Fundamental Investment Policies

The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital and, in the case of the Money Fund, liquidity in its investments. The Money Fund also tries to maintain a stable $1.00 share price.

Under normal market conditions, the Fund invests at least 80% of its assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. The Fund applies this test to its total assets, except for the Insured Fund which applies the test to its net assets.

The Fund may not:

1.  Borrow money, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2.  Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies or, for the Money Fund only, certificates of deposit, bankers' acceptance and other similar obligations of domestic banks).1

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.2

1. Although not part of the Fund’s fundamental investment restriction, consistent with SEC Staff interpretations and guidance, governments or their political subdivisions that issue tax-exempt municipal securities are not considered by the Fund to be members of any industry.

2. The Money Fund will be considered to have satisfied this restriction if it is in compliance with Rule 2a-7(c)(4) and (c)(6) under the 1940 Act (or any successor rule thereto).

Additional Strategies

The Fund (other than the Money Fund) may:

  invest up to 15% of its net assets in illiquid securities

The Money Fund may:

  invest up to 5% of its total assets in illiquid securities

In the following three paragraphs only, "Fund" means the Money Fund:

Maturity.   The Fund is required to maintain a dollar-weighted average portfolio maturity of no greater than 60 days and the Fund is required to maintain a dollar-weighted average life of no greater than 120 days. “Weighted average life” is portfolio maturity measured without reference to provisions that otherwise permit the maturity of certain adjustable rate securities to be deemed to be “shortened” to their interest rate reset dates.

Second tier.   The Fund limits its investment in second tier securities to no more than 3% of total assets (measured at the time of acquisition). Second tier securities, in general, are securities rated in the second highest rating category by nationally recognized statistical rating organization(s) or if unrated, determined by the investment manager to be of comparable quality. Also, the Fund limits its investment in second tier securities issued by any single issuer to 1/2 of 1% of total assets (measured at acquisition), and limits its acquisition of second tier securities to those with a remaining maturity of 45 calendar days or less.

Suspension of redemptions.   In the event that the Fund’s board of trustees, including a majority of trustees who are not interested persons of the Fund as defined in the 1940 Act, determines that the extent of the deviation between the Fund’s amortized cost per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to the Fund’s investors or existing shareholders, and irrevocably has approved the liquidation of the Fund, the Fund’s board of trustees has the authority to suspend redemptions of Fund shares.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating agencies such as Moody's Investors Service (Moody's) and Standard & Poor's Financial Services (S&P®), as well as securities that are unrated.

Except for the Money Fund, which tries to maintain a stable $1.00 share price, the value of your shares in the Fund will increase as the value of the investments owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the investments owned by the Fund. In addition to the factors that affect the value of any particular investment that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund. Other types of municipal securities or strategies, not specifically described below, may become available or attractive that are similar to those described below and in which the Fund also may invest, if consistent with its investment goal and policies.

Municipal securities – general description   Municipal securities are issued by a state or that state's counties, municipalities, authorities, agencies, or other subdivisions, as well as by the District of Columbia. These municipal securities generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state. In addition, U.S. territories such as, principally, Puerto Rico, but also Guam, the Mariana Islands or the U.S. Virgin Islands also issue qualifying municipal securities that generally pay interest free from federal income tax and from state personal income taxes. Generally for all municipal securities, the issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity. Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local government, specific projects or public facilities. Municipal securities generally are classified as general or revenue obligations.

The value of the municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund's investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

There could be a limited market for certain municipal securities, and the Fund could face illiquidity risks. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations for their publicly-traded securities. The absence or inaccuracy of such information may impact the investment manager’s evaluation of credit and valuation risk.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objectives.

General obligation bonds.   Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

Revenue bonds.   The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund. As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund. Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty re-investing the proceeds on equally favorable terms.

Anticipation notes   Anticipation notes are issued to provide interim financing of various municipal needs in anticipation of the receipt of other sources of money for repayment of the notes.

Bond anticipation notes   are normally issued to provide interim financing until a long-term bond financing can be arranged which provides the money for the repayment of the notes.

Revenue anticipation notes   are issued in expectation of the receipt of revenue sources, other than tax receipts, such as anticipated revenues from a source such as turnpike tolls.

Tax anticipation notes   are issued to finance the short-term working capital needs of municipalities in anticipation of the receipt of various seasonal tax revenues that are used to repay the notes. They are usually general obligations of the issuer and are secured by the taxing power for the payment of principal and interest.

Borrowing   The 1940 Act and the SEC's current rules, exemptions and interpretations thereunder, permit the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. The Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint.

If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted "senior securities," the Fund is also permitted under the 1940 Act to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Segregation of assets.   Consistent with SEC staff guidance, financial instruments that involve the Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii) reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Fund's board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (Asset Segregation Policies).

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Callable securities   Callable securities give the issuer the right to redeem the security on a given date or dates (known as the call dates) prior to maturity. In return, the call feature is factored into the price of the debt security, and callable debt securities typically offer a higher yield than comparable non-callable securities. Certain securities may be called only in whole (the entire security is redeemed), while others may be called in part (a portion of the total face value is redeemed) and possibly from time to time as determined by the issuer. There is no guarantee that the Fund will receive higher yields or a call premium on an investment in callable securities.

The period of time between the time of issue and the first call date, known as call protection, varies from security to security. Call protection provides the investor holding the security with assurance that the security will not be called before a specified date.

Documentation for callable securities usually requires that investors be notified of a call within a prescribed period of time. If a security is called, the Fund will receive the principal amount and accrued interest, and may receive a small additional payment as a call premium. Issuers are more likely to exercise call options in periods when interest rates are below the rate at which the original security was issued, because the issuer can issue new securities with lower interest payments. Callable securities are subject to the risks of other debt securities in general, including prepayment risk, especially in falling interest rate environments.

Commercial paper   Commercial paper is an unsecured, short-term loan to a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days. The Fund may invest in taxable commercial paper only for temporary defensive purposes.

Convertible zero-coupon and step coupon bonds   Convertible zero-coupon securities have no coupon until a predetermined date, at which time they convert to a specified coupon security. Zero-coupon bonds tend to react more sharply to changes in interest rates than traditional bonds.

Distressed and defaulted debt securities   Investments in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (generally referred to as "distressed debt") typically involve the purchase of lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness of such issuers. By purchasing all or a part of an issuer's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will generally have a priority claim to the assets of the issuer ahead of unsecured creditors and stockholders. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.

If the issuer of a debt security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value may be adversely affected before an issuer defaults. The Fund will incur additional expenses if it tries to recover principal or interest payments on a defaulted security. Defaulted debt securities often are illiquid. An investment in defaulted debt securities will be considered speculative and expose the Fund to similar risks as an investment in high-yield debt.

The Fund is not required to sell a debt security that has defaulted if the investment manager believes it is advantageous to continue holding the security, except as required under applicable regulatory requirements for the Money Fund.

Illiquid securities   Generally, an "illiquid security" is any security that cannot be disposed of within seven days at approximately the amount at which the Fund has valued the instrument. Illiquid securities generally include securities for which no market exists or which are legally restricted as to their transfer.

The risk to the Fund in holding illiquid securities is that they may be more difficult to sell if the Fund wants to dispose of the security in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize a security's fair value.

Insurance   The Fund invests predominantly in insured municipal securities. The Intermediate and Money Funds may also invest in insured municipal securities. Normally, the underlying rating of an insured security is one of the top three ratings of Moody's or S&P. An insurer may insure municipal securities that are rated below the top three ratings or that are unrated if the securities otherwise meet the insurer's quality standards.

The Fund will only enter into a contract to buy an insured municipal security if either permanent insurance or an irrevocable commitment to insure the municipal security by a qualified municipal bond insurer is in place. The insurance feature guarantees the scheduled payment of principal and interest, but does not guarantee (i) the market value of the insured municipal security, (ii) the value of the Fund's shares, or (iii) the Fund's distributions.

Types of insurance.   There are three types of insurance: new issue, secondary and portfolio. A new issue insurance policy is purchased by the issuer when the security is issued. A secondary insurance policy may be purchased by the Fund after a security is issued. With both new issue and secondary policies, the insurance continues in force for the life of the security and, thus, may increase the credit rating of the security, as well as its resale value. However, in response to market conditions rating agencies have lowered their ratings on some municipal bond insurers below BBB or withdrawn ratings. In such cases the insurance is providing little or no enhancement of credit or resale value to the municipal security and the security's rating will reflect the higher of the insurer rating or the underlying rating of the security.

The Fund may buy a secondary insurance policy at any time, if the investment manager believes the insurance would be in the best interest of the Fund. The Fund is likely to buy a secondary insurance policy if, in the investment manager's opinion, the Fund could sell a security at a price that exceeds the current value of the security, without insurance, plus the cost of the insurance. The purchase of a secondary policy, if available, may enable the Fund to sell a defaulted security at a price similar to that of comparable securities that are not in default. The Fund would value a defaulted security covered by a secondary insurance policy at its market value.

The Fund also may buy a portfolio insurance policy. Unlike new issue and secondary insurance, which continue in force for the life of the security, portfolio insurance only covers securities while they are held by the Fund. If the Fund sells a security covered by portfolio insurance, the insurance protection on that security ends and, thus, cannot affect the resale value of the security. As a result, the Fund may continue to hold any security insured under a portfolio insurance policy that is in default or in significant risk of default and, absent any unusual or unforeseen circumstances as a result of the portfolio insurance policy, would likely value the defaulted security, or security for which there is a significant risk of default, at the same price as comparable securities that are not in default. While a defaulted security is held in the Fund's portfolio, the Fund continues to pay the insurance premium on the security but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due.

The insurance premium the Fund pays for a portfolio insurance policy is a Fund expense. The premium is payable monthly and is adjusted for purchases and sales of covered securities during the month. If the Fund fails to pay its premium, the insurer may take action against the Fund to recover any premium payments that are due. The insurer may not change premium rates for securities covered by a portfolio insurance policy, regardless of the issuer's ability or willingness to meet its obligations.

Qualified municipal bond insurers.   Insurance policies may be issued by a qualified municipal bond insurer. The bond insurance industry is a regulated industry. Any bond insurer must be licensed in each state in order to write financial guarantees in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Fund nor the investment manager makes any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so.

If an insurer is called upon to pay the principal or interest on an insured security that is due for payment but that has not been paid by the issuer, the terms of payment would be governed by the provisions of the insurance policy. After payment, the insurer becomes the owner of the security, appurtenant coupon, or right to payment of principal or interest on the security and is fully subrogated to all of the Fund's rights with respect to the security, including the right to payment. The insurer's rights to the security or to payment of principal or interest are limited, however, to the amount the insurer has paid.

State regulators have from time to time required municipal bond insurers to suspend claims payments on outstanding insurance in force. Certain municipal bond insurers have withdrawn from the market. Consequently, there may be insufficient qualified bond insurers (rated BBB or better) offering insurance on new issues of municipal securities so that the Insured Fund may be unable to find sufficient insured municipal securities. These circumstances have led to a decrease in the supply of insured municipal securities and a consolidation among municipal bond insurers concentrating the insurance company credit risk on securities in the Fund's portfolio amongst fewer municipal bond insurers. Due to this consolidation, events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by the insurer and on the municipal markets as a whole.

Mandatory tender (mandatory put) municipal securities   Mandatory tender (mandatory put) municipal securities may be sold with a requirement that a holder of a security surrender the security to the issuer or its agent for cash at a date prior to the stated maturity. On the predetermined tender date, the holder receives principal and accrued interest.

Maturity   Municipal securities are issued with a specific maturity date--the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to interest rate changes, although they may provide higher yields.

Mello-Roos bonds are issued under the California Mello-Roos Community Facilities Act to finance the building of roads, sewage treatment plants and other projects designed to improve the infrastructure of a community. They may not be rated and are not considered obligations of the municipality.

Mello-Roos bonds are primarily secured by real estate taxes levied on property located in the community. The timely payment of principal and interest on the bonds depends on the property owner's continuing ability to pay the real estate taxes. Various factors could negatively affect this ability, including a decline in the economy or in the real estate market of California.

Municipal lease obligations   Municipal lease obligations generally are issued to support a government's infrastructure by financing or refinancing equipment or property acquisitions or the construction, expansion or rehabilitation of public facilities. In such transactions, equipment or property is leased to a state or local government, which, in turn, pays lease payments to the lessor consisting of interest and principal payments on the obligations. Municipal lease obligations differ from other municipal securities because each year the lessee's governing body must appropriate (set aside) the money to make the lease payments. If the money is not appropriated, the issuer or the lessee typically can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

The Fund may also gain exposure to municipal lease obligations through certificates of participation, which represent a proportionate interest in the payments under a specified lease or leases.

Because annual appropriations are required to make lease payments, municipal lease obligations generally are not subject to constitutional limitations on the issuance of debt, and may allow an issuer to increase government liabilities beyond constitutional debt limits. When faced with increasingly tight budgets, local governments have more discretion to curtail lease payments under a municipal lease obligation than they do to curtail payments on other municipal securities. If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligations. If this happens, there is no assurance that the property's private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligations or that the payments will continue to be tax-free.

While cancellation risk is inherent to municipal lease obligations, the Fund believes that this risk may be reduced, although not eliminated, by its policies on the credit quality of municipal securities in which it may invest.

Refunded bonds   The issuer of a refunded bond (also known as pre-refunded or escrow-secured bonds) "pre-refunds" the bond by setting aside in advance all or a portion of the amount to be paid to the bondholders when the bond is called. Generally, an issuer uses the proceeds from a new bond issue to buy high grade, interest bearing debt securities, including direct obligations of the U.S. government, which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on the refunded bonds. Because refunded bonds still bear the same interest rate as when they were originally issued and are of very high credit quality, their market value may increase. However, as the refunded bond approaches its call or ultimate maturity date, the bond's market value will tend to fall to its call or par price.

Repurchase agreements   Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund's portfolio that would otherwise remain un-invested. The bank or broker-dealer must transfer to the Fund's custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The investment manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities and additional expenses in seeking to enforce the Fund's rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the investment manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high quality collateral, some credit risk remains. The counterparty could default which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund.

A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund's investment restriction on illiquid securities.

Stripped securities   Stripped securities are debt securities that have been transformed from a principal amount with periodic interest coupons into a series of zero coupon bonds, each with a different maturity date corresponding to one of the payment dates for interest coupon payments or the redemption date for the principal amount. Stripped securities are subject to all the risks applicable to zero coupon bonds as well as certain additional risks.

Like zero coupon bonds, stripped securities do not provide for periodic payments of interest prior to maturity. Rather they are offered at a discount from their face amount that will be paid at maturity. This results in the security being subject to greater fluctuations in response to changing interest rates than interest-paying securities of similar maturities.

Tax-exempt commercial paper   Tax-exempt commercial paper typically represents an unsecured short-term obligation (270 days or less) issued by a municipality.

Tax-exempt or qualified private activity and industrial development revenue bonds   Tax-exempt industrial development revenue and other similar bonds are part of a category of securities sometimes known as tax-exempt or qualified private activity bonds. These bonds are typically issued by or on behalf of public authorities to finance various privately operated facilities which are expected to benefit the municipality and its residents, such as business, manufacturing, housing, sports and pollution control, as well as public facilities such as airports, mass transit systems, ports and parking. The payment of principal and interest is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the facility or other property as security for payment. As a result, these bonds may involve a greater degree of corporate credit risk than other municipal securities.

Temporary investments   When the investment manager believes market or economic conditions are unusual or unfavorable for investors, the investment manager may invest up to 100% of the Fund's assets in temporary defensive investments, including cash, cash equivalents or other high quality short-term investments, such as short-term debt instruments, including U.S. government securities, high grade commercial paper, repurchase agreements, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers acceptances, and other money market equivalents. To the extent allowed by exemptions from and rules under the 1940 Act and the Fund's other investment policies and restrictions, the investment manager also may invest the Fund's assets in shares of one or more money market funds managed by the investment manager or its affiliates. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the states and territories where the Fund invests. Temporary defensive investments can and do experience default. The likelihood of default on a temporary defensive investment may increase in the market or economic conditions which are likely to trigger the Fund's investment therein.

Temporary defensive investments generally may include securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than the Fund's state; (ii) high quality commercial paper; or (iii) securities issued by or guaranteed by the full faith and credit of the U.S. government. The Fund also may invest all of its assets in municipal securities issued by a U.S. territory such as Guam, Puerto Rico, the Mariana Islands or the U.S. Virgin Islands. The investment manager also may invest in these types of securities or hold cash when securities meeting the Fund's investment criteria are unavailable or to maintain liquidity. When the Fund's assets are invested in temporary investments, the Fund may not be able to achieve its investment goal.

U.S. government securities   U.S. government securities include obligations of, or guaranteed by, the U.S. federal government, its agencies, instrumentalities or sponsored enterprises. Some U.S. government securities are supported by the full faith and credit of the U.S. government. These include U.S. Treasury obligations and securities issued by the Government National Mortgage Association (GNMA). A second category of U.S. government securities are those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the U.S. government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of U.S. government securities are those supported by only the credit of the issuing agency, instrumentality or sponsored enterprise. These include securities issued by the Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In the event of a default, an investor like the Fund would only have legal recourse to the issuer, not the U.S. government. Although the U.S. government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Fund. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable or floating rate securities   The Fund may invest in variable or floating rate securities, including variable rate demand notes, municipal inflation protected securities, index-based floating rate securities, and auction rate securities, which have interest rates that change either at specific intervals from daily up to semiannually, or whenever a benchmark rate changes. The interest rate adjustments are designed to help stabilize the security's price or maintain a fixed spread to a predetermined benchmark. While this feature may protect against a decline in the security's market price when interest rates or benchmark rates rise, it lowers the Fund's income when interest rates or benchmark rates fall. Of course, the Fund's income from its variable and floating rate investments also may increase if interest rates rise.

Variable or floating rate securities may include a demand feature, which may be unconditional. The demand feature allows the holder to demand prepayment of the principal amount before maturity, generally on one to 30 days' notice. The holder receives the principal amount plus any accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the security. The Fund generally uses variable or floating rate securities as short-term investments while waiting for long-term investment opportunities.

Movements in the relevant index or benchmark on which adjustments are based will affect the interest paid on these securities and, therefore, the current income earned by the Fund and the securities' market value. The degree of volatility in the market value of the variable rate securities held by the Fund will generally increase along with the length of time between adjustments, the degree of volatility in the applicable index, benchmark or base lending rate and whether the index, benchmark or base lending rate to which it resets or floats approximates short-term or other prevailing interest rates. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the security.

The income earned by the Fund and distributed to shareholders will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus the Fund's income will be more unpredictable than the income earned on similar investments with a fixed rate of interest.

The Money Fund's investment in variable or floating rate securities, which may comprise a large portion or all of the Money Fund's portfolio's securities, is subject to certain rules under federal securities laws on the quality and maturity of the securities, as well as to procedures adopted by the Fund's board of trustees designed to minimize credit risks. The Money Fund may buy certain types of variable and floating rate securities if they are consistent with the Fund's goal of maintaining a stable $1.00 share price. The policies in this section are not fundamental.

When-issued transactions   Municipal securities may be offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to buy is made, but delivery and payment take place at a later date. During the time between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. If the other party to the transaction fails to deliver or pay for the security, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

When the Fund makes the commitment to buy a municipal security on a when-issued basis, it records the transaction and includes the value of the security in the calculation of its net asset value. The Fund does not believe that its net asset value or income will be negatively affected by its purchase of municipal securities on a when-issued basis. The Fund will not engage in when-issued transactions for investment leverage purposes.

Although the Fund generally will buy municipal securities on a when-issued basis with the intention of acquiring the securities, it may sell the securities before the settlement date if it is considered advisable. When the Fund is the buyer, it will segregate liquid assets as set forth in "Segregation of assets" under "Borrowing." If assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund will not earn income on those assets. When-issued transactions also are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.

Zero coupon and deferred interest securities   The Insured and Intermediate Funds may invest in zero-coupon and deferred interest securities. Zero coupon or deferred interest bonds are debt securities that make no periodic interest payments until maturity or a specified date when the securities begin paying current interest (the “cash payment date”). Zero coupon and deferred interest bonds generally are issued and traded at a discount from their face amount or par value.

The original discount on zero coupon or deferred interest bonds approximates the total amount of interest the bonds will accumulate over the period until maturity or the first cash payment date and compounds at a rate of interest reflecting the market rate of the security at the time of issuance. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the market for the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches. The discount typically increases as interest rates rise, the market becomes less liquid or the creditworthiness of the issuer deteriorates.

For accounting and federal tax purposes, holders of bonds issued at a discount, such as the Fund, are deemed to receive interest income over the life of the bonds even though the bonds do not pay out cash to their holders before maturity or the cash payment date. That income is distributable to Fund shareholders even though no cash is received by the Fund at the time of accrual, which may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

Because investors receive no cash prior to the maturity or cash payment date, an investment in debt securities issued at a discount generally has a greater potential for complete loss of principal and/or return than an investment in debt securities that make periodic interest payments. Such investments are more vulnerable to the creditworthiness of the issuer and any other parties upon which performance relies.

The following is a description of the general risks associated with the Fund's investments in municipal securities.

Credit quality   All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Moody's and S&P, often rate municipal securities based on their analysis of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities, and a descending numerical scale to rate short-term securities. Securities in the top four long term ratings categories (or comparable short-term rated or unrated securities) are "investment grade," although securities in the fourth highest category rating may have some speculative features. These ratings are described at the end of this SAI under "Description of Ratings." Lower-rated securities may be subject to all the risks applicable to high-yield debt securities and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

A number of risks associated with rating organizations apply to the purchase or sale of investment grade debt securities.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that guarantees the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain high quality securities, including securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

Any limitations on the credit quality of the securities the Fund may buy generally are applied when the Fund makes an investment so that the Fund is not required to sell a security because of a later change in circumstances.

In addition to considering ratings in its selection of the Fund's portfolio securities, the investment manager may consider, among other things, information about the financial history and condition of the issuer, revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Securities that depend on the credit of the U.S. government are regarded as having the same or equivalent rating as U.S. government securities.

Credit risk   Debt securities are subject to the risk of an issuer's (or other party's) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the Fund's ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market's perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the investment manager or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors' interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party's ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund's portfolio may affect the value of the securities they insure, the Fund's share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Debt securities ratings   The investment manager may perform its own independent investment analysis of securities being considered for the Fund's portfolio. The investment manager also considers the ratings assigned by various investment services and independent rating organizations, such as Moody's and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories. These ratings are described at the end of this SAI under "Description of Ratings."

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor's ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency's current opinion of an obligor's overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency's prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Extension risk   The market value of some debt securities may be adversely affected when bond calls or prepayments on underlying assets are less or slower than anticipated. This risk is extension risk. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets. As a consequence, the security's effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Focus   The greater the Fund’s exposure to any single type of investment – including investment in a given sector, region, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence.

The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Because the Fund predominantly invests in the municipal securities of California, its performance is closely tied to the ability of issuers of municipal securities in California to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within the state. The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

Income risk   The Fund is subject to income risk, which is the risk that the Fund's income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund's income declines when interest rates fall because, as the Fund's higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund's shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less. Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distribution to shareholders required for U.S. tax purposes.

Inflation risk   The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Inside information risk   The investment manager (through its representatives or otherwise) may receive information that restricts the investment manager's ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities.

Interest rate risk   The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund's average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.

Liquidity   Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer's financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases. To the extent that the Fund and its affiliates hold a significant portion of an issuer's outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer's securities were more widely held.

The Fund may also need to sell some of the Fund's more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on a security's market value and the sale of such securities often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain securities will also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices.

Management   The investment manager's judgments about markets, interest rates or the attractiveness, relative values or potential appreciation of particular investment strategies or sectors or securities purchased for the Fund's portfolio may prove to be incorrect, all of which could cause the Fund to perform less favorably and may result in a decline in the Fund's share price.

The investment manager selects investments for the Fund based in part on information and data that the issuers of such securities file with various government agencies or make directly available to the investment manager or that the investment manager obtains from other sources. The investment manager is not in a position to confirm the completeness, genuineness or accuracy of such information and data, and in some cases, complete and accurate information is not readily available. It is also possible that information on which the investment manager relies could be wrong or misleading. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to the investment manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment goal. Management risk is greater when less qualitative information is available to the investment manager about an investment.

Market risk   The market value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to general market conditions which are not specifically related to a single security issuer. These general market conditions include real or perceived adverse economic or regulatory conditions, changes in interest or currency rates or adverse investor sentiment generally. Market values may also decline due to factors which affect a particular industry or sector, or a particular segment, such as municipal or government securities. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. When markets perform well, there can be no assurance that the Fund's securities will participate in or otherwise benefit from the advance.

Portfolio turnover (Insured and Intermediate Funds only)   Portfolio turnover is a measure of how frequently the Fund's portfolio securities are bought and sold. High portfolio turnover rates generally increase transaction costs, which are Fund expenses. Such portfolio transactions may also result in the realization of taxable capital gains, including short-term capital gains, which are generally taxable at ordinary income tax rates for federal income tax purposes for shareholders subject to income tax and who hold their shares in a taxable account. Higher transaction costs reduce the Fund's returns.

The SEC requires annual portfolio turnover to be calculated generally as the lesser of a fund's purchases or sales of portfolio securities during a given fiscal year, divided by the monthly average value of the Fund's portfolio securities owned during that year (excluding securities with a maturity or expiration date that, at the time of acquisition, was less than one year). For example, a fund reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year. The portfolio turnover rates for the Fund are disclosed in the sections entitled "Portfolio Turnover" and "Financial Highlights" of the Fund's prospectus.

Portfolio turnover is affected by factors within and outside the control of the Fund and its investment manager. The investment manager's investment outlook for the type of securities in which the Fund invests may change as a result of unexpected developments in domestic or international securities markets, or in economic, monetary or political relationships. High market volatility may result in the investment manager using a more active trading strategy than it might have otherwise pursued. The Fund's investment manager will consider the economic effects of portfolio turnover but generally will not treat portfolio turnover as a limiting factor in making investment decisions. Investment decisions affecting turnover may include changes in investment policies or management personnel, as well as individual portfolio transactions.

Prepayment risk   Debt securities, especially bonds that are subject to "calls," are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been "called" or "prepaid" will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security's issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

State and U.S. Territory Risks

In addition to the risk factors discussed in the prospectus, the following risks should be considered.

California   Since the Fund mainly invests in California municipal securities, its performance is closely tied to the ability of issuers of California municipal securities to continue to make principal and interest payments on their securities. The issuers' ability to do this is in turn dependent on economic, political and other conditions within California. Below is a discussion of certain conditions that may affect California municipal issuers. It is not a complete analysis of every material fact that may affect the ability of issuers of California municipal securities to meet their debt obligations or the economic or political conditions within California and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it. In addition, the disclosure below reflects only the information available to the Fund as of October 3, 2013. The information and risks set forth below could change quickly and without notice due to new or different information becoming available, market or economic changes or other unforeseen events, among other things. The Fund generally only updates the information annually and therefore the disclosure may not reflect any new or different information that becomes available.

The ability of issuers of municipal securities to continue to make principal and interest payments is dependent in large part on their ability to raise revenues, primarily through taxes, and to control spending. Many factors can affect a state's revenues including the rate of population growth, man-made or natural disasters, unemployment rates, personal income growth, federal aid, and the ability to attract and keep successful businesses. A number of factors can also affect a state's spending including the need for infrastructure improvements, increased costs for education and other services, current debt levels, and the existence of accumulated budget deficits.

The following provides some information on these and other factors.

Economy:

The California economy slowed precipitously in the last few years as a result of the national economic slowdown and housing crisis.

The Inland Empire, Central Valley and Sacramento area are being hardest hit by the housing crisis, although all regions are feeling some effects of it. Foreclosures increased, home prices dropped and as a result, construction and mortgage related employment declined along with retail sales. Home building permits, which had been declining since 2006, appear to have bottomed out in 2009 and are actually showing year-over-year gains. This growth is spreading inland as well. Sales of existing single-family homes is rebounding and inventories are low. Preliminary residential permits increased about 22% for 2012. Total permits are down 73% since the peak in 2004.

California saw significant job losses between the last half of 2008 and mid-2009. During this period, the state lost one million jobs. Since mid-2009, the losses have been moderating on a year-over-year basis with some job growth now occurring. As of July 2013, the preliminary year-over-year increase in non-farm employment was 236,400 jobs, or 1.6%. The preliminary unemployment rate has improved to 8.5% as of June 2013 as compared to 10.6% as of July 2012. Seven of the eleven primary non-farm employment categories showed growth on a year-over-year basis. Leisure and hospitality showed the largest growth on both a numerical and percentage basis, up 70,600 jobs or 4.4%. Government posted the largest declines on a numerical basis with a loss of 9,200 jobs or 0.4% whereas mining and logging posted the largest decline on a percentage basis with a decline of 3.3% or 1,000 jobs.

The state's diverse employment, as represented by its largest job sectors, is as follows: services (professional, business, education, health, and other services) at 32.3% of employment (based on preliminary May 2013 figures); trade, transportation, and utilities at 18.8%; government at 16.3%; and manufacturing at 8.5%. California's per capita personal income has consistently been above that of the nation as a whole. During the 1990s, per capita income as a percent of the nation's increased to 110.1% in 2000. Since 2000, the ratio declined but stabilized at a preliminary 105.4% as of 2012.

Financial:

Beginning in fiscal year 2001, the state started to see a slowdown in revenue growth with an increase in expenditures. The state generated deficits in fiscal year 2001, fiscal year 2002 and fiscal year 2003, leaving the state with an accumulated deficit in its General Fund. In May and June 2004, the state issued $11.3 billion in economic recovery bonds, part of which was used to help erase the accumulated deficit. As a result, the state posted a surplus for fiscal year 2004 helping erase the accumulated deficit to just $1.5 billion. The state's improving fiscal condition continued into 2005 with a $1.7 billion surplus and in 2006 with a $2.5 billion surplus. In fiscal year 2007, while the state posted balanced operations, after transfers it posted a deficit of $4.6 billion. In fiscal year 2008, the state again posted a deficit ($2.3 billion) bringing its fund balance to a negative $4.2 billion. Fiscal year 2009 saw another deficit, negative $11.9 billion, further reducing its General Fund balance to a negative $16.1 billion. In fiscal year 2010, the state continued to see the General Fund budget underperform with a General Fund deficit of $3.5 billion. Although the state's financial results improved in fiscal year 2011, it still posted a deficit and ended with an accumulated fund balance deficit of negative $19.9 billion. In 2012, the state posted another deficit of just over $3.0 billion bringing the accumulated fund balance deficit to -$23 billion. In November 2012, voters approved Proposition 30 which would temporarily increase personal income tax rates on high income earners and increase the state portion of the sales tax. The income tax increase was retroactive to tax year 2012. These tax increases are expected to generate an average of $6 billion a year when fully implemented.

In June 2013, the Governor signed fiscal year 2014 budget. As a result of the passage of Proposition 30, there is no budget gap or the need for a gap closing program. The governor believes the state will end fiscal year 2013 with an ending fund balance of about $872 million and a reserve of about $254 million. The state projects revenues for fiscal year 2014 will decrease by about 1% which reflects a full year of the Proposition 30 rate increases but also incorporates a decrease in revenue due to federal policy changes and sequestration and a loan of cap-and-trade auction revenues. Personal income taxes are projected to decrease 4.8% from fiscal year 2013 and sales and use taxes are expected to increase 13.6%. Personal income taxes for fiscal year 2013 include one-time revenues related to the acceleration of some capital gains from 2013 to 2012 due to the expiration of certain tax cuts on January 1, 2013. This explains some of the projected decrease for fiscal year 2014. Expenditures are proposed to increase by just 0.6%. The enacted budget includes a projected $1.1 billion reserve at fiscal year end 2014.

While the passage of Proposition 30 along with economic gains have improved the state’s fiscal year 2014 budget outlook, the state still faces large challenges in the future including increasing pension costs, an unemployment insurance fund debt to the Federal government, increasing debt service, and a backlog of payments due to schools among others.

California's debt levels have grown in recent years as the state has been upgrading its infrastructure and financing new facilities driven in part by its large population growth. In 1990, the state's net tax-supported debt per capita was below the median for all states as calculated by Moody’s Investors Service. By 2011, it was $2,559, above the $1,408 median for all states, and it ranked 9th nationally. In November 2006, voters approved close to $43 billion in debt for infrastructure needs which will further increase debt levels. The debt will be phased in, rather than issued all at once. However, due to the state’s fiscal problems, California has reduced the amount of debt issued in fiscal 2011 and in fiscal 2012 to reduce interest costs. Total outstanding general obligation debt was $79.9 billion as of August 1, 2013.

California offers its employees pension and retiree health care benefits. The state’s two primary pension funds have experienced significant investment losses in recent years and the funds' preliminary report large unfunded future liabilities for fiscal year 2012. California Public Employees’ Retiree System (CalPERS) data showed an unfunded liability of $28.2 billion on an actuarial value of assets basis and $45.5 billion on a market value of assets basis. The California State Teachers’ Retirement System (CalSTRS) reported an unfunded accrued liability of $71.0 billion on an actuarial value of assets basis and $80.4 billion on a market value of assets basis. The state also has an actuarial accrued liability related to retirees’ post-employment healthcare benefits which is estimated at $63.8 billion. The state estimates that general fund contributions to CalPERS will be $2.3 billion in fiscal year 2014 and contributions to CalSTRS will be $1.4 billion. Combined, this represents about 3.7% of general fund expenditures. For retirees’ post-employment health care benefits, the general fund cost is budgeted at $1.8 billion. The contribution level can vary from year to year. The legislature and governor approved a comprehensive pension reform package affecting state and local government known as the Public Employees’ Pension Reform Act of 2013. This legislation implements lower defined-benefit formulas with higher retirement ages for employees hired on or after January 1, 2013 and includes provisions which increase current employee contributions.

The State of California has reported that it has never defaulted on any state debt. Under the California State Constitution, the only spending item that is paid ahead of debt service on the state's general obligation bonds is public education.

As of August 2013, the state was rated A1, stable by Moody’s; A, stable by S&P; and A, stable by Fitch.

U.S. Territories   Since the Fund may invest in municipal securities issued by U.S. territories, the ability of municipal issuers in U.S. territories to continue to make principal and interest payments also may affect the Fund's performance. As with municipal issuers, the ability to make these payments is dependent on economic, political and other conditions. Below is a discussion of certain conditions within some of the territories where the Fund may invest. It is not a complete analysis of every material fact that may affect the ability of issuers of U.S. territory municipal securities to meet their debt obligations or the economic or political conditions within the territories and is subject to change. It is based on data available to the Fund from historically reliable sources, but it has not been independently verified by the Fund. In addition, the information provided is updated only through the information available as of the date of this SAI. The information and risks set forth below could change quickly and without notice due to additional information available, market or economic changes or other unforeseen events, among other things.

Guam.   The island of Guam has an estimated population of 159,358. Its economy is largely driven by tourism and U.S. military activity. The government of Guam also receives significant support from the U.S. Treasury. Japan accounts for a substantial amount of Guam's tourism (62% of visitors as of May 2013), which makes the island's economy very sensitive to fluctuations in the Japanese economy. Economic weakness in Japan and other parts of Asia has had a negative impact on Guam tourism. Tourism declined in the early to mid-part of the 2000s, hindered by a typhoon in 1997, a “super-typhoon” in 2002, the September 11, 2001 terrorist attacks ("9/11"), Severe Acute Respiratory Syndrome (SARS) fears and the war in Iraq. However, tourism has seen improvement in more recent years, helped by favorable weather and a steadying Japanese economy. In August 2007, visitor arrivals hit their highest mark since 9/11. However, arrivals dropped off with the global recession, declining in 2008 and 2009. Guam started seeing improvement in 2010 with year-over-year growth of 11% by December 2010. Tourism declined in March 2011 after the Japanese earthquake and tsunami, but by the end of the year 2012 it rebounded nearly 13%. As of May 2013, visitor arrivals were up 4.1% from May 2012 and 5.2% fiscal year-to-date as compared to the prior year, with sizeable increases in visitors from Korea and China. Hotel occupancy taxes increased 16.5% in 2012 and were running ahead of last year through the first two months of 2013.

Guam has historically experienced significant employment volatility. Total employment was 61,220 in December 2009, 62,600 in December 2010, and 60,820 in December 2011. In 2012, private sector employment increased by 1,340 and public sector employment decreased by 270. The unemployment rate in December 2012 was 10.7%. Preliminary figures for June 2013 show private sector employment decreasing by 300 and public sector employment decreasing by 390 since the beginning of the year. Private sector employment has increased by 1,000 since June 2012, with the largest gains in the construction sector (570 jobs), services sector (330 jobs, including 250 in the hotels sector), and the transportation and public utilities sector (250 jobs). The manufacturing sector, however, has lost 160 jobs since June 2012. As of March 2013, the preliminary unemployment rate was 13.3%.

The U.S. military presence on Guam has always been a positive contributor to the economy as its strategic location close to Asia is important to the overall military strategy of the U.S. In April 2013, the U.S. moved a missile defense system to Guam as a result of heightened tensions with North Korea. The U.S. is currently considering the redeployment of 8,000 Marines from Okinawa, Japan to Guam and elsewhere in the Pacific.

Guam's overall financial condition has deteriorated due to a number of misfortunes, mismanagement and economic weakness. Natural disasters, the economic crisis in Japan, and the events of 9/11 have all contributed to Guam's financial hardship. Guam has seen negative financial results for most of the past decade. Its fiscal year 2007 accumulated deficit had grown to almost $523 million. Guam was able to post a small surplus in fiscal year 2007 followed by larger ones in fiscal years 2008 and 2009, but fiscal year 2010 results were worse than projected with an operating deficit of about $9.0 million and an overall deficit of nearly $71 million. For fiscal year 2011, its accumulated deficit increased slightly to $345 million from $336 million in fiscal year 2010. It has a large unfunded liability in its pension fund and a large liability to its residents for unpaid tax refunds. The government issued debt in 2007, 2011 and again in 2012 in order to fund some of these liabilities, restructure debt and pay debt service on current obligations for which cash was not available. In the recently released fiscal year 2012 audit, the general fund posted an operating deficit of $56.6 million. But after the issuance of the previously mentioned debt, the government finished fiscal year 2012 with an overall $333.3 million surplus. The debt issuance essentially turned its short term deficit into a long-term liability. Through the first eight months of fiscal year 2013, general fund revenues are coming in above both the fiscal year 2013 budget and the same period in fiscal year 2012.

As of August 2013, S&P has assigned a rating of B+ to Guam's general obligation debt with a stable outlook.

Mariana Islands.   The Mariana Islands became a U.S. territory in 1975. At that time, the U.S. government agreed to exempt the islands from federal minimum wage and immigration laws in an effort to help stimulate industry and the economy. As a result, the islands were able to build a large garment industry which at one time encompassed 40% of the economy, and its rapid growth from 1980-1995 helped put the Commonwealth of the Northern Mariana Islands (CNMI) at the top of the list of economic growth worldwide. Critical to this growth was duty-free access to U.S. markets and local authority over immigration and the minimum wage. However, in 2005 when the World Trade Organization (WTO) eliminated quotas on apparel imports from other textile producing countries, the CNMI lost its main competitive advantage. In 2007, the CNMI's immigration and minimum wage laws were federalized. The CNMI must now follow all U.S. immigration and minimum wage laws. The minimum wage which was $3.05 has been increasing by $0.50 each year until 2015 when it reaches the current U.S. minimum wage. This has raised the production costs to a level that renders the garment industry uncompetitive. Under new immigration laws, all non-U.S. born residents were required to leave the CNMI by 2012 unless they qualified for a working visa. As a result of these changes, the garment industry has rapidly declined, affecting jobs, population, income and government revenues.

Tourism, now the main economic driver other than government, is still depressed compared to pre-recessionary levels. The CNMI continues its heavy dependence on Asian markets for tourism. In 2008, 51% of visitors were from Japan, 26% from Korea and 12% from Russia and China. Tourism hit its high in 2004 with 589,000 visitors. However, in 2008 the loss of direct flights from Japan resulted in a 30% decline in arrivals, causing visitors to drop to 408,000. To diversify its visitor base, the CNMI has been targeting Russia and China. Tourism is showing signs of improvement. Arrivals were up 17% in calendar year 2012 compared to the prior year, but it is important to note that this was still 32% below what it was in 2004. Tourists from Japan are a significant part of the tourism base in the CNMI, which was negatively impacted by the March 2011 earthquake and tsunami. Post-tsunami recovery of Japanese visitors contributed to the CNMI’s increase in arrivals in 2012. While arrivals from Japan were up 6% in December 2012, arrivals were down 3% in both January and February of 2013.

The CNMI financials have been in a deficit position since 1994. At the end of fiscal year 2009, the commonwealth had an accumulated deficit of $273 million. In fiscal year 2009, revenues were under budget by 11.8% as a result of economic weakness. The large accumulated deficit was created from years of deficit operations resulting from both incorrect revenue and expenditure assumptions and the consequences from not adopting a budget. The CNMI has a history of not adopting budgets which means it spends at the prior budget's levels, which in some cases were four years old. As a result it was spending more than it collected in revenue. As a result of the significant deficits, the CNMI is often forced to forego funding its retirement to meet cash obligations. The elimination of retirement funding has also left the pension fund grossly underfunded. The government reduced the number of full-time equivalents by 45% between 2003 and 2012 in order to improve the government’s liquidity problems. The budget for fiscal year 2013 was $114 million, an 11.7% increase over the 2012 budget.

The population of all the islands combined was 53,883 according to the 2010 Census which represents a 22.2% decline from the 2000 Census population of 69,221.

As of August 2013, Moody's rated the commonwealth B2 and S&P rated it B+.

Puerto Rico.   The Commonwealth of Puerto Rico is the fourth largest island in the Caribbean, and an estimated 3.7 million people call it home. Puerto Rico's economy has traditionally tracked that of the U.S. mainland. However, Puerto Rico entered its own recession about two years prior to the mainland entering its recession in 2006. Tourism, an important component of the Puerto Rican economy, had improved in late 2007 and early 2008. However, with the U.S. recession, tourism slowed down and had a negative effect on Puerto Rico’s economy and tax revenues. Hotel occupancy rates dropped from 68% in December 2006 to 63.8% in December 2007 and 59.3% in December 2008. Hotel occupancy improved into 2009 with a 63.2% occupancy rate in December 2009, 63.1% in December 2010, 66.2% in December 2011 and 71.1% in December 2012. Through March 2013, it had improved to 83.5%.

The island's unemployment rate dropped from 13.6% in 1998 down to 10.6% as of 2005, after which it rose to an estimated 16.1% in October 2011. It has since improved to 13.42% as of June 2013. Total non-farm employment (seasonally adjusted) has dropped a projected 4.7% on a year-over-year basis as of June 2013. On a year-over-year basis as of June 2013, private sector jobs have declined across most employment sectors. The biggest decline was in manufacturing which lost 9.1% on a year-over-year basis. The largest employment sectors include services (36%), government (26%), trade (19%) and manufacturing (8%). While the manufacturing sector only makes up 8% of employment, it is the largest sector in terms of gross domestic product. The manufacturing sector has undergone some major changes. Pharmaceuticals, biotechnology and technology became growth areas in the 1990s, but this trend has reversed since then, with pharmaceutical manufacturing employment declining 30% from fiscal years 2007 to 2011.

The commonwealth has had deficit financial results for over ten years. Its financial situation reached a critical point in May 2006, when the government disclosed a significant fiscal year budget gap of $738 million. After a political impasse, the commonwealth’s Governor ordered the closing of certain non-essential government offices and schools due to the lack of money available for operations. A four-person commission of non-elected citizens was charged with resolving the fiscal crisis, the largest resolution of which was implementation of a sales tax.

A new administration took over in January 2009, with the challenge of dealing with a projected $3.2 billion deficit for fiscal year 2009. The Governor announced and began implementing a Fiscal Stabilization and Economic Reconstruction Plan to comprehensively overhaul the government, both financially and organizationally. The main components of the fiscal year 2010 plan included job cuts, several temporary tax increases, increased tax enforcement, a reorganization of the government and a combination of the federal and a local stimulus plan. The commonwealth was unable to realize all of its goals, but did make notable progress. Revenues increased 5.8% or $449.3 million in fiscal year 2011, bringing total revenues to $8.165 billion. Individual income taxes declined by $407 million or 15.7% as a result of tax reform, but an excise tax that was implemented raised $678 million. Expenditures were $9.153 billion with the gap financed largely by debt. Puerto Rico’s FY14 budget projects fairly significant revenue growth driven by primarily by an expansion of the tax base.

While Puerto Rico's debt per capita levels are at the higher end of the spectrum compared to U.S. states, this is partly explained by the fact that Puerto Rico generally centralizes the majority of its debt issuance at the territory level. These debt levels have increased as Puerto Rico financed significant capital and infrastructure improvements. Puerto Rico continues to maintain a very large unfunded pension liability and its primary pension fund has an estimated funded ratio of just 6%. It also has an estimated unfunded other post-employment benefits (OPEB) liability of $2.3 billion. The commonwealth issued pension obligation bonds in early 2008, secured by future employer contributions. In March 2013, the governor and legislature approved significant pension reforms which should help mitigate the huge increases in annual funding required of the government when assets are depleted. This reform should reduce potential additional annual funding requirements from as high as $700-900 million a year to closer to $200 million. Despite this pension reform, the commonwealth still faces large pension requirements and a pension fund with an extremely large unfunded liability.

As of July 2013, S&P rated Puerto Rico's general obligation debt at BBB-, with a negative outlook. Moody's rated the island's general obligation debt Baa3 with a negative outlook. And Fitch rated the commonwealth at BBB- with a negative outlook.

Puerto Rico continues to face challenges stemming from the 1996 passage of a bill eliminating Section 936 of the Internal Revenue Code that had given certain U.S. corporations operating in Puerto Rico significant tax advantages. These incentives had helped drive Puerto Rico's economic growth, especially with the development of its manufacturing sector. U.S. firms that had benefited from these incentives provided a significant portion of Puerto Rico's revenues, employment and deposits in local financial institutions. The Section 936 incentives were phased out over a 10-year period ending in 2006.

Outstanding issues relating to the potential for a transition to statehood may also have broad implications for Puerto Rico and its financial and credit position. The U.S. House of Representatives has considered legislation that would allow the residents of Puerto Rico to vote on its political status. If approved by Congress, Puerto Ricans would first hold a referendum asking residents if they prefer to be a self-governing commonwealth or to change the island's status. If a majority were to vote for a different status, the island would then hold a second election to decide what status they want. One of these options would be statehood. The president has recommended Congress appropriate money for Puerto Rico to hold a non-partisan election on the question of political status. It isn’t clear what the timeline, outcome or repercussions could be of such a vote.

U.S. Virgin Islands.   The United States Virgin Islands is an organized, unincorporated U.S. territory located 40 miles east of the Commonwealth of Puerto Rico. The economy is small and narrow, with tourism and related industries accounting for approximately 80% of annual economic activity. The scope of the economy subjects the Virgin Islands to considerable revenue volatility.

General fund revenues declined materially during the peak of the economic recession, decreasing by 29% from fiscal year 2008 to fiscal year 2009. The Virgin Islands’ general fund has continued to struggle to generate operating surpluses over the last two fiscal years, with a combination of gross receipts tax (GRT) rate increases, salary rollbacks, and debt issuance providing the necessary funds to finance operating deficits. Immediately following the enactment of the fiscal year 2012 budget, the governor’s office forecast a roughly $67.5 million operating deficit. In response, U.S. Virgin Islands terminated 500 employees, providing $20 million in annual savings, and attempted to increase the GRT rate further. In January 2012, Hovensa, a petroleum refinery located on the island of St. Croix in the Virgin Islands, announced its imminent closure. Following this announcement, the legislature approved the requested GRT rate increase to help offset the estimated $50 million annual revenue loss from the closure of the refinery. The remaining $60 million budget gap was closed through the issuance of additional debt in August 2012.

The closure of the Hovensa facility is also expected to have a severe impact on the overall economy. Prior to its closure, the refinery employed approximately 2,000 residents of St. Croix, representing 4.5% of total U.S. Virgin Islands' employment. The facility will continue to provide 100 jobs, but the overall impact of the refinery closure has been an increase in the U.S. Virgin Islands' unemployment rate to 13.3% as of March 2013, compared to 7.6% nationally. While tourism indicators have begun to stabilize after a sharp decline during the recession, they are unlikely to materially improve unemployment in the short-term.

Policies and Procedures Regarding the Release of Portfolio Holdings

The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

Information concerning the Money Fund’s portfolio holdings as well as its dollar-weighted average portfolio maturity as of the last business day of the preceding month will be posted on its website no later than five business days after the end of the month and remain posted on the website for six months thereafter. In addition, by no later than December 7, 2010, the Money Fund will file monthly with the SEC portfolio holdings and other information about the Fund and its portfolio as of the last business day of the preceding month within five business days of the end of each month. This information will be made public 60 days following month-end.

In addition, a complete list of the Fund's portfolio holdings is generally released no sooner than 20 calendar days after the end of each calendar quarter. Commentaries and other materials that may reference specific holdings information of the Fund as of the most recent calendar quarter end are also subject to the same 20-day lag requirement. Other descriptive information, such as the Fund's top 10 holdings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed at franklintempleton.com.

To the extent that this policy would permit the release of portfolio holdings information regarding a particular portfolio holding for the Fund that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or fiduciary duties owed to Fund shareholders. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: The Bank of New York Mellon; Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; Proxy Voting Services: Glass, Lewis & Co., LLC and Institutional Shareholder Services, Inc.; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

  The recipient agrees to keep confidential, and to limit the dissemination of, any portfolio holdings information received.
  The recipient agrees not to trade on the non-public information received, including some or all of the following: (1) agreeing not to purchase or sell any portfolio securities based on any information received; (2) agreeing not to trade against any U.S. registered Franklin or Templeton fund, including the Fund; (3) agreeing not to knowingly engage in any trading practices that are adverse to any such fund; and (4) agreeing not to trade in shares of any such fund.
  The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information, (2) is prohibited from trading on the information received, including (a) purchasing or selling any portfolio securities based on any information received; (b) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (c) knowingly engaging in any trading practices that are adverse to any such fund; and (d) trading in shares of any such fund that is substantially similar to the offshore fund, and (3) agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton. In addition, an offshore fund may release information regarding the top contributors and detractors to such fund’s portfolio performance monthly to those recipients who have executed a non-disclosure agreement containing the provisions described above, or who have confirmed electronically its agreement to such provisions. Country-specific offshore funds that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, are not subject to the restrictions imposed by the policy.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration, including Canadian institutional pooled funds and commingled trusts maintained by a Franklin Templeton trust company. In certain circumstances, such unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered fund, as determined by the Chief Compliance Officer or his/her designee. Under such circumstances the release of portfolio holdings information to a client or potential client of the unregistered private fund may be permissible. In circumstances where an unregistered private fund invests in portfolio securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered fund, such private funds are subject to the restrictions imposed by the policy, except that the release of holdings information to a current investor in the private fund is permissible conditioned upon such investor’s execution of a non-disclosure agreement to mitigate the risk that portfolio holdings information may be used to trade inappropriately against a fund. Such non-disclosure agreement must provide that the investor: (1) agrees to maintain such information as confidential, including limiting the dissemination of such information (except that the investor may be permitted to disseminate such information to an agent as necessary to allow the performance of portfolio analytics with respect to the investor’s investment in the private fund), and (2) is prohibited from trading on the information received, including (a) trading against any U.S. registered Franklin or Templeton fund, including the Fund; (b) knowingly engaging in any trading practices that are adverse to any such fund; and (c) trading in shares of any U.S. registered Franklin or Templeton fund that is managed in a style substantially similar to that of the private fund.

Some F-T Managers serve as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex ("other funds"), which may be managed in a style substantially similar to that of a U.S. registered Franklin or Templeton fund. Such other funds are not subject to the Fund's portfolio holdings release policy. The sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

In addition, some F-T Managers also serve as investment managers to separate accounts, which are subject to the Fund’s policy with respect to the release of the separate account’s holdings to consultants and potential clients. Separate accounts that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Franklin or Templeton fund, however, are not subject to the restrictions imposed by the policy.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Trust has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years, number of portfolios overseen in the Franklin Templeton fund complex and other directorships held during at least the past five years are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1985	141	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	114	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years:
Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	141	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products) (1994-2013), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	141	Boeing Capital Corporation (aircraft financing) (2006-2013).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	Hess Corporation (exploration and refining of oil and gas) (1998-2013).
Principal Occupation During at Least the Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	141	Cbeyond, Inc. (business communications provider) (2010-2012), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years:
Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	114	None
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held During at Least the Past 5 Years
Gregory E. Johnson[2] (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	152	None
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

Rupert H. Johnson, Jr.[3] (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since June 2013	141	None
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President - AML Compliance	Since 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer - Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Corporate Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since March 2013	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Trust.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

3. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor.

The Trust's independent board members constitute the sole independent board members of 27 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $247,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held board meetings. The Trust's lead independent trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $50,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($) [1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Harris J. Ashton	12,158	493,000	41
Sam Ginn	12,158	303,000	27
Edith E. Holiday	12,583	538,000	41
J. Michael Luttig	12,583	515,000	41
Frank A. Olson	12,583	515,000	41
Larry D. Thompson	12,158	660,000	41
John B. Wilson	13,698	400,000	27

1. For the fiscal year ended June 30, 2013.

2. For the calendar year ended December 31, 2012.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2012.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Sam Ginn	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	None	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	Money Fund Over $100,000	Over $100,000
Rupert H. Johnson, Jr.	Money Fund Over $100,000	Over $100,000

Board committees   The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Edith E. Holiday, J. Michael Luttig, Frank A. Olson and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Sam Ginn, Edith E. Holiday, J. Michael Luttig, Frank A. Olson, Larry D. Thompson and John B. Wilson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by “Qualifying Fund Shareholders” (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at One Franklin Parkway, San Mateo, CA 94403-1906 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act); and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended June 30, 2013, the Audit Committee met three times; the Nominating Committee met twice.

Board role in risk oversight   The board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular board meetings, through regular reports that have been developed by management, in consultation with the board and its counsel. These reports address certain investment, valuation and compliance matters. The board also may receive special written reports or presentations on a variety of risk issues, either upon the board’s request or upon the investment manager’s initiative. In addition, the Audit Committee of the board meets regularly with the investment manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the boards to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the investment manager’s investment risk personnel meet regularly with the board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund’s administrator provides regular written reports to the board that enable the board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s auditors in connection with such Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the board receives regular compliance reports prepared by the investment manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under SEC rules, the independent board members meet regularly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the board. The Fund’s board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The investment manager periodically provides an enterprise risk management presentation to the board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board structure   Seventy-five percent or more of board members consist of independent board members who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the board is also served by a lead independent board member. The lead independent board member, together with independent counsel, reviews proposed agendas for board meetings and generally acts as a liaison with management with respect to questions and issues raised by the independent board members. The lead independent board member also presides at separate meetings of independent board members held in advance of each scheduled board meeting where various matters, including those being considered at such board meeting are discussed. It is believed such structure and activities assure that proper consideration is given at board meetings to matters deemed important to the Fund and its shareholders.

Trustee qualifications   Information on the Fund’s officers and trustees appears above including information on the business activities of trustees during the past five years and beyond. In addition to personal qualities, such as integrity, the role of an effective Fund trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and fiduciary obligations. The board believes that the specific background of each trustee evidences such ability and is appropriate to his or her serving on the Fund’s board of trustees. As indicated, Harris J. Ashton, Frank A. Olson and Sam Ginn have each served as chief executive officers of New York Stock Exchange listed public corporations; Larry D. Thompson and Edith E. Holiday have legal backgrounds, including high level legal positions with departments of the U.S. government; John B. Wilson has served as chief operating officer of a New York Stock Exchange listed public corporation, as well as chief financial officer of a NASDAQ listed public corporation; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; and Gregory E. Johnson and Rupert H. Johnson, Jr. are both high ranking executive officers of Franklin Templeton Investments.

Fair Valuation and Liquidity

The Fund's board of trustees has delegated to the investment manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The investment manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Management and Other Services

Investment manager and services provided   The Fund's investment manager is Franklin Advisers, Inc. The investment manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The investment manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The investment manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The investment manager also selects the brokers who execute the Fund's portfolio transactions. The investment manager provides periodic reports to the board, which reviews and supervises the investment manager's investment activities. To protect the Fund, the investment manager and its officers, directors and employees are covered by fidelity insurance.

The investment manager and its affiliates manage numerous other investment companies and accounts. The investment manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the investment manager on behalf of the Fund. Similarly, with respect to the Fund, the investment manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the investment manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The investment manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the investment manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its investment manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees   The Funds each pay the investment manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $7.5 billion;
  0.440% of the value of net assets over $7.5 billion and not over $10 billion;
  0.430% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion; and
  0.360% of the value of net assets in excess of $20 billion.

For the Insured and Intermediate Funds, the fee is calculated at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the Money Fund the fee is calculated daily and payable at the request of the investment manager according to the terms of the management agreement.

For the last three fiscal years ended June 30, the Fund paid the following management fees:

	Management Fees Paid ($)
	2013	2012	2011
Insured Fund	10,645,279	9,828,317	9,747,650
Intermediate Fund	5,598,449	4,492,787	3,915,631
Money Fund[1]	494,172	433,888	1,141,288

1. For the fiscal years ended June 30, 2013, 2012 and 2011, management fees, before any advance waiver totaled $3,141,426, $2,882,218 and $3,035,729. Under an agreement by the investment manager to waive or limit its fees, the Money Fund paid management fees shown.

Portfolio managers   This section reflects information about the portfolio managers as of June 30, 2013.

The following table shows the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed [2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million) [2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1million)[2]
Christopher S. Sperry	3	17,094.9	0	N/A	0	N/A
John Wiley	4	26,350.8	0	N/A	2	167.3

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund but does not include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.   The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.   The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Christopher S. Sperry	None
John Wiley	None

Administrator and services provided   Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees   The investment manager pays FT Services a monthly fee equal to an annual rate of:

  0.150% of the Fund's average daily net assets up to $200 million;
  0.135% of average daily net assets over $200 million up to $700 million;
  0.100% of average daily net assets over $700 million up to $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

For the last three fiscal years ended June 30, the investment manager paid FT Services the following administration fees:

	Administration Fees Paid ($)
	2013	2012	2011
Insured Fund	2,307,547	2,171,386	2,157,942
Intermediate Fund	1,460,483	1,217,842	1,089,584
Money Fund	895,075	819,654	865,449

Shareholder servicing and transfer agent   Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. For the Insured and Intermediate Funds, please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151. For the Money Fund, please send all correspondence to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian   The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Independent Registered Public Accounting Firm   PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the financial statements included in the Fund's Annual Report to shareholders.

Portfolio Transactions

Since most purchases by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place an accurate dollar value on the special execution or on the research services the investment manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the investment manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the investment manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the investment manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the investment manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the investment manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended June 30, the Fund did not pay any brokerage commissions.

As of June 30, 2013, the Fund did not own securities of its regular broker-dealers.

Distributions and Taxes

The discussion below pertains to all Funds, unless otherwise noted.

The following discussion is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s prospectus. No attempt is made to present a complete detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning.

The following discussion is based on the Internal Revenue Code of 1986, as amended (Code), and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect. Where indicated below, IRS refers to the United States Internal Revenue Service.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Multiclass distributions (Insured and Intermediate Funds)

The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes and Class R6 transfer agency fees.

Distributions   The Fund intends to declare income dividends from its net investment income each day that its net asset value is calculated and pay them monthly. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the Board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in December to shareholders of record in such month and paid in January are treated as if they were paid in December.

Distributions of net investment income.   The Fund receives income generally in the form of interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. This net investment income may either be tax-exempt or taxable when distributed to you.

Exempt-interest dividends.   By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you.

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), these dividends also may be exempt from California's personal income tax. Income from municipal securities of other states generally does not qualify as tax-free in California. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California.

Corporate shareholders should be advised that these personal income tax rules may not apply to them and that these exempt-interest dividends may be taxable for state franchise or income tax reporting. They should consult with their tax advisor concerning the application of these rules to their state tax reporting.

Taxable income dividends.   The Fund may earn taxable income from many sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income on the sale of market discount bonds. If you are a taxable investor, any income dividends the Fund pays from this income are taxable to you as ordinary income. Because the Fund invests primarily in tax-exempt debt securities, it does not anticipate that any of its dividends will be treated as qualified dividends subject to reduced rates of federal taxation for individuals.

Distributions of capital gains (Insured and Intermediate Funds)   The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of capital gains (Money Fund)   The Money Fund may realize short-term capital gains and losses in connection with sales of its portfolio securities. Distributions of these gains will taxable to you as ordinary income. These gains, if any, will normally be included in ordinary income distributions once a year, but may be included more frequently to assist the Fund in maintaining a stable $1 offering price. Because the Fund is a money fund, it does not anticipate realizing any long-term capital gains.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are taxable at the reduced long-term capital gains rates. For individuals in the 10% and 15% tax brackets, the long-term capital gains tax rate is 0%. For individuals in higher tax brackets, the long-term capital gains rate is 15% (20% for certain high income taxpayers). An additional 3.8% Medicare tax may also be imposed as discussed below.

Returns of capital.   If the Fund's distributions exceed its earnings and profits (i.e., its taxable income and realized capital gains) for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain. In the case of a non-calendar year fund, earnings and profits are first allocated to distributions made on or before December 31 of its taxable year and then to distributions made thereafter. The effect of this provision is to “push” returns of capital into the next calendar year.

Undistributed capital gains.   The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Information on the amount and tax character of distributions   The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. This information will include the portion of the distributions that on average are comprised of taxable or tax-exempt income, or interest income that is a tax preference item when determining your federal alternative minimum tax. If you have not owned your Fund shares for a full year, the Fund may report to shareholders and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund.

Avoid "buying a dividend" (Insured and Intermediate Funds)   At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed taxable income, undistributed capital gains, or net unrealized appreciation in the value of the portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. This tax treatment is required even if you reinvest your distributions in additional Fund shares. Buying shares in the Fund just before it declares a distribution of taxable income or capital gains is sometimes known as “buying a dividend.” For example, if you buy 500 shares in a fund on December 10th at the fund's net asset value (NAV) of $10 per share, and the fund makes a capital gain distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share.

Election to be taxed as a regulated investment company   The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the requirements described below.

Distribution requirement.   The Fund must distribute an amount equal to the sum of at least 90% of its net tax-exempt income and 90% of its investment company taxable income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

Income requirement.   The Fund must derive at least 90% of its gross income from interest, certain payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income derived from its business of investing in such securities.

Asset diversification test.   The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Investment in complex securities” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company, subject to savings provisions for certain qualification failures, which, in general, are limited to those due to reasonable cause and not willful neglect, would thus have a negative impact on the Fund’s income and performance. In that case, the Fund would be liable for federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Capital loss carryovers   The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010.

Excise tax distribution requirements   To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98.2% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years.   Because the periods for measuring a regulated investment company’s income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund’s fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year, which may change the timing, amount, or characterization of Fund distributions.

A "qualified late year loss" includes: (i) any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (post-October losses), and (ii) the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year. The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property).The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes. The Fund may only elect to treat any post-October loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Because these rules are not entirely clear, the Fund may be required to interpret the "qualified late-year loss" and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund’s reporting of income and its allocation between different taxable and excise tax years may be challenged by the IRS, possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Medicare tax   The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. Investment income does not include exempt interest dividends. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). Any liability for this additional Medicare tax will be reported on, and paid with, your federal income tax return.

Sales of Fund shares (Money Fund)   While sales and exchanges of Fund shares are generally taxable events, the Money Fund tries to maintain a stable $1.00 share price and you will not generally realize any capital gain or loss on the sale of your shares in this Fund.

Sales at a loss within six months of purchase.   If you sell or exchange Fund shares that you owned for six months or less:

  any loss incurred is disallowed to the extent of any exempt-interest dividends paid to you on your shares, and any remaining loss is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund.

However, the loss disallowance rule for exempt-interest dividends will not apply to any loss incurred on a redemption or exchange of shares of a fund that declares dividends daily and distributes them at least monthly for which your holding period begins after December 22, 2010.

Wash sales.   All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of basis.   In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

  In your original purchase of Fund shares, you paid a sales charge and received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Reportable transactions.   Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Cost basis reporting   Beginning in calendar year 2012, the Fund is required to report the cost basis of Fund shares sold or exchanged to you and the IRS annually. The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the shares, including any front-end sales charges, and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Fund shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Capital gains and losses on the sale or exchange of Fund shares are generally taxable transactions for federal and state income tax purposes.

Shares acquired on or after January 1, 2012.   Cost basis reporting is generally required for Fund shares that are acquired by purchase, gift, inheritance or other transfer on or after January 1, 2012 (referred to as “covered shares”), and subsequently sold or exchanged on or after that date. Cost basis reporting does not apply to sales or exchanges of shares acquired before January 1, 2012, or to shares held in money market funds that maintain a stable $1 net asset value and tax-deferred accounts, such as individual retirement accounts and qualified retirement plans.

Cost basis methods.   Treasury regulations permit the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are treated as sold or exchanged when there are multiple purchases at different prices and the entire position is not sold at one time.

The Fund’s default method is the average cost method. Under the average cost method, the cost basis of your Fund shares will be determined by averaging the cost basis of all outstanding shares. The holding period for determining whether gains and losses are short-term or long-term is based on the first-in-first-out method (FIFO) which treats the earliest shares acquired as those first sold or exchanged.

If you wish to select a different cost basis method, or choose to specifically identify your shares at the time of each sale or exchange, you must contact the Fund. However, once a shareholder has sold or exchanged covered shares from the shareholder’s account, a change by the shareholder from the average cost method to another permitted method will only apply prospectively to shares acquired after the date of the method change.

Under the specific identification method, Treasury regulations require that you adequately identify the tax lots of Fund shares to be sold, exchanged or transferred at the time of each transaction. An adequate identification is made by providing the dates that the shares were originally acquired and the number of shares to be sold, exchanged or transferred from each applicable tax lot. Alternatively, an adequate identification of shares may be made with a standing order of instruction on your account. If you do not provide an adequate identification the Fund is required to use the FIFO method with any shares with an unknown acquisition date treated as sold or exchanged first.

The Fund does not recommend any particular cost basis method and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax or financial advisor to determine which method is best for you and then notify the Fund if you intend to use a method other than average cost.

If your account is held by your financial advisor or other broker-dealer, that firm may select a different cost basis default method. In these cases, please contact the firm to obtain information with respect to the available methods and elections for your account.

Shares acquired before January 1, 2012.   Cost basis reporting is not generally required for Fund shares that were acquired by purchase, gift, inheritance or other transfer prior to January 1, 2012 (referred to as “noncovered shares”), regardless of when they are sold or exchanged. As a service to shareholders, the Fund presently intends to continue to provide shareholders cost basis information for eligible accounts for shares acquired prior to January 1, 2012. Consistent with prior years, this information will not be reported to the IRS or any state taxing authority.

Shareholders that use the average cost method for shares acquired before January 1, 2012 must make the election to use the average cost method for these shares on their federal income tax returns in accordance with Treasury regulations. This election cannot be made by notifying the Fund.

Important limitations regarding cost basis information.   The Fund will report the cost basis of your Fund shares by taking into account all of the applicable adjustments required by the Code for purposes of reporting cost basis information to shareholders and the IRS annually. However the Fund is not required, and in many cases the Fund does not possess the information, to take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Fund, whether this information is provided with respect to covered or noncovered shares, and make any additional basis, holding period or other adjustments that are required by the Code when reporting these amounts on their federal and state income tax returns. Shareholders remain solely responsible for complying with all federal and state income tax laws when filing their income tax returns.

Additional information about cost basis reporting.   For additional information about cost basis reporting, including the methods and elections available to you, please contact Franklin Templeton Investments at (800) DIAL BEN/342-5236. Additional information is also available on franklintempleton.com/costbasis.

Tax certification and backup withholding   Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

If you fail to meet any of these certification requirements, you will be subject to federal backup withholding at a rate of 28% on any reportable payments that you receive from the Fund, including any exempt-interest dividends (even though this income is not subject to regular federal income tax), taxable ordinary and capital gain dividends, and, for the Insured and Intermediate Funds, any redemption proceeds on the sale of your Fund shares. State backup withholding may also apply.

The Fund must also withhold if the IRS instructs it to do so. When federal backup withholding is required, the amount will be 28% of any reportable payments that you receive from the Fund. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Reclassification risk   The IRS has announced that holders of tax-exempt bonds have risks that their tax-exempt income may be reclassified as taxable if the bonds that they own were issued in an abusive transaction or become taxable by reason of refinancing irregularities or the misuse of proceeds from the bond offering. While the Fund endeavors to purchase only bona fide tax-exempt securities, there is a risk that a bond issued as tax-exempt may be reclassified by the IRS as taxable, creating taxable rather than tax-exempt income for the Fund. In this case, the Fund might be required to send to you and file with the IRS information returns for the current or prior calendar years classifying (or reclassifying) some of its exempt-interest dividends as taxable dividends. On prior year dividends, you might need to file amended income tax returns and pay additional tax and interest to avoid additional penalties and to limit interest charges on these taxable dividends

Dividends-received deduction for corporations   For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the Fund's income primarily is derived from investments earning interest rather than dividend income, generally none of its income dividends will be eligible for the corporate dividends-received deduction.

Qualified dividend income for individuals   For the same reason, none of its distributions are expected to be qualified dividends eligible for federal taxation of individuals at long-term capital gain rates.

Investment in complex securities   The Fund may invest in complex securities that could require it to adjust the amount, timing or tax character (ordinary or capital) of the income, gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and tax character of the Fund’s income and gains distributed to you.

In general.   Gain or loss recognized by the Fund on the sale or other disposition of municipal bonds and other portfolio investments will generally be capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Portfolio investments held for more than one year generally will be eligible for long-term capital gain or loss treatment.

Debt obligations purchased at a discount.   Gain recognized on the disposition of a debt obligation purchased by the Fund with market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount on municipal bonds, including any current inclusions, are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits.

Debt obligations issued at a discount.   If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Fund distributions from accruals of original issue discount on municipal bonds are generally taxable to shareholders as exempt-interest dividends to the extent of the Fund’s earnings and profits. The Fund’s investment in such securities issued at a discount may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in debt obligations that are at risk of or in default.   The Fund may also hold obligations that are at risk of or in default. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Treatment of private activity bond interest   Interest on certain private activity bonds, while exempt from regular federal income tax, is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest could subject you to or increase your liability under the federal alternative minimum tax, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares.

Prior to the American Recovery and Reinvestment Act of 2009 (“Recovery Act”), interest on all tax-exempt private activity bonds (other than certain tax-exempt housing bonds issued after July 30, 2008) was considered an item of tax preference, and a portion of the interest earned on tax-exempt obligations was includable in the alternative minimum taxable income of corporations. Under the Recovery Act, for bonds issued between December 31, 2008 and January 1, 2011 (i) the interest on tax-exempt private activity bonds is not an item of tax preference, and (ii) the interest on any tax-exempt bonds is not included in adjusted gross earnings in determining the alternative minimum taxable income of corporations.

Effect on taxation of social security benefits; denial of interest deduction. Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of the Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund.

State income taxes   Some state tax codes adopt the Internal Revenue Code (IRC) through a certain date. As a result, such conforming states may not have adopted the version of the IRC that contains either the Regulated Investment Company Modernization Act of 2010, or other federal tax laws enacted after the applicable conformity date. Other states may have adopted an income or other basis of tax that differs from the IRC. The California Revenue and Taxation Code currently conforms, with certain modifications, to the IRC as of January 1, 2009, and to the Regulated Investment Company Modernization Act of 2010.

The information furnished by the Fund to shareholders and the IRS annually with respect to the amount and character of dividends paid, cost basis information with respect to shares redeemed or exchanged, and records maintained by the Fund with respect to the cost basis of Fund shares, will be prepared on the basis of current federal income tax law to comply with the information reporting requirements of the Code, and not on the basis of the law of any state in which a shareholder is resident or otherwise subject to tax. Under the current California Revenue and Taxation Code, certain funds are required to report tax information to the California Franchise Tax Board annually.

Accordingly, the amount and character of income, gain or loss realized by a shareholder with respect to his or her investment in Fund shares for state income tax purposes may differ from that for federal income tax purposes. Franklin Templeton Investments provides tax information on franklintempleton.com (under the Tax Center) regarding tax-exempt income by jurisdiction and U.S. government interest to assist shareholders with the preparation of their state income tax returns. Shareholders are solely responsible for determining the amount and character of income, gain or loss to report on their federal, state and local income tax returns each year as a result of their purchase, holding and sale of Fund shares.

Non-U.S. investors   Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

In general.   The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. An exemption from this withholding tax is provided for exempt-interest dividends and capital gain dividends paid by the Fund from its net long-term capital gains. An exemption from withholding is also provided for short-term capital gain dividends and interest-related dividends as described below, to the extent that these gains and dividends are paid with respect to taxable years of the Fund beginning before January 1, 2014. However, notwithstanding such exemptions from U.S. withholding at the source, any distributions of exempt-interest dividends, capital gain dividends, short-term capital gain dividends, interest-related dividends, and other taxable ordinary income, and, the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. The exemptions for interest-related and short-term capital gain dividends will sunset unless extended or made permanent. If these exemptions sunset, the Fund’s interest-related and short-term capital gain dividends will be subject to taxation as ordinary income subject to U.S. withholding tax at 30% or a lower treaty rate.

Capital gain distributions and short-term capital gain dividends.   Dividends reported by the Fund to shareholders as either (i) a distribution from net long-term capital gains (a capital gain dividend), or (ii) a distribution from net short-term capital gains (a short-term capital gain dividend) paid out of income earned within the Fund prior to the sunset date described above are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.   Interest-related dividends reported by the Fund to shareholders as paid from qualified net interest income earned prior to the sunset date described above are not subject to U.S. withholding tax. The Fund's qualified net interest income equals its qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is reported by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the amount reported is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Limitations on tax reporting for interest-related dividends and short-term capital gains dividends for non-U.S. investors.   It may not be practical in every case for the Fund to report to shareholders, and the Fund reserves the right in these cases to not report, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related or short-term capital gain dividends may not, in turn, be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When the Fund has reported interest-related or short-term capital gain dividends, this information will be available online at franklintempleton.com, under the Fund’s Tax Information, or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN/342-5236. If you are a shareholder of an institutional fund, you may obtain this information by calling Institutional Services at (800) 321-8563, or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN/342-5236.

Effectively connected income.   Taxable ordinary income dividends paid by the Fund to non-U.S. investors on portfolio investments are generally subject to U.S. withholding tax at 30% or a lower treaty rate. However, if you hold your Fund shares in connection with a U.S. trade or business, your income and gains may be considered effectively connected income and taxed in the U.S. on a net basis at graduated income tax rates in which case you may be required to file a nonresident U.S. income tax return.

U.S. estate tax.   An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above.

Sunsetting of provisions.   The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset with respect to taxable years of the Fund ending on December 31, 2013 (calendar year Funds) or in 2014 (fiscal year Funds). Unless these rules are extended, or made permanent, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive.

Tax certification and backup withholding as applied to non-U.S. investors.   Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding at a rate of 28% and, if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor’s country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

Foreign Account Tax Compliance Act   Under the Foreign Account Tax Compliance Act (or "FATCA"), foreign entities, referred to as foreign financial institutions (FFI) or non-financial foreign entities (NFFE) that are shareholders in the Fund may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014, and (b) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2016. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (FFI agreement) under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report information to the Fund, or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above.

Organization, Voting Rights and Principal Holders

The Fund is a diversified series of Franklin California Tax-Free Trust (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was originally organized as a Massachusetts business trust on July 18, 1985, was reorganized effective November 1, 2007, as a Delaware statutory trust and is registered with the SEC.

The Insured Fund currently offers three classes of shares: Class A, Class C, and Advisor Class. The Intermediate Fund currently offers three classes of shares: Class A, Class C, and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

  Franklin California Insured Tax-Free Income Fund - Class A
  Franklin California Insured Tax-Free Income Fund - Class C
  Franklin California Insured Tax-Free Income Fund - Advisor Class
  Franklin California Intermediate-Term Tax-Free Income Fund - Class A
  Franklin California Intermediate-Term Tax-Free Income Fund - Class C
  Franklin California Intermediate-Term Tax-Free Income Fund - Advisor Class

The Money Fund offers only one share class. Shares of the Fund also are considered Class A shares for redemption, exchange and other purposes. The Money Fund may offer additional classes of shares in the future.

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

As of October 1, 2013, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address	Percentage (%)
Money Fund
Charles B. Johnson 703 Island Drive Palm Beach, FL 33480-4742	56.88
Rupert H. Johnson Jr. Trust Rupert H. Johnson Jr. Trustee One Franklin Parkway San Mateo, CA 94403-1906	5.62
Elizabeth S. Wiskemann Family Trust 357 Highland Avenue San Rafael, CA 94901-2317	9.00

Note: Rupert H. Johnson, Jr. who is an officer and/or trustee of the Trust, may be considered a beneficial holder of the Fund shares held by Franklin Advisers, Inc. (Advisers). Advisers is a California corporation and is wholly owned by Franklin Resources, Inc. (Resources). As a principal shareholder of Resources, he may be able to control the voting of Advisers' shares of the Fund.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Insured Fund and Intermediate Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of October 1, 2013, the officers and board members, as a group, owned of record and beneficially less than 1% of the outstanding shares of the other Funds and classes. The board members may own shares in other funds in Franklin Templeton Investments.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

All checks, drafts, wires and other payment mediums used to buy or sell Money Fund shares must be drawn on a U.S. bank, and are accepted subject to collection at full face value. Checks drawn in U.S. funds on foreign banks will not be credited to your account and dividends will not begin to accrue until the proceeds are collected, which may take a long period of time. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Investment by asset allocators and large shareholders   The Fund may experience adverse effects when certain large shareholders including other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas) and asset allocators (who make investment decisions on behalf of underlying clients), purchase or redeem large amounts of shares of the Fund. Large shareholder redemptions and fund share purchases may occur particularly during times of overall market turmoil or price volatility.

Large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so. Large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio.

When experiencing such purchases and redemptions by large shareholders, the Fund may restrict or reject trading activity in accordance with the Frequent Trading Policy of the Fund as set forth in the Fund’s Prospectus.

Initial sales charges   The maximum initial sales charge for the Insured Fund is 4.25% for Class A. The maximum initial sales charge for the Intermediate Fund is 2.25% for Class A. There is no initial sales charge for Class C and Advisor Class or for the Money Fund.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI).   You may buy Class A shares of the Intermediate and Insured Funds at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

  You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.
  You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.
  Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.
  Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

Dealer and financial intermediary compensation   Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions to securities dealers who initiate and are responsible for purchases of Class A shares of the Insured and Intermediate Funds of $1 million or more: 1% (for funds with a maximum initial sales charge of 5.75%) and 0.75% (for funds with a maximum initial sales charge less than 5.75%) on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more. Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments to securities dealers that sell shares of Franklin Templeton funds:

These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments to securities dealers that sell shares of Franklin Templeton funds:

Marketing support payments.   Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments. In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets, respectively, of equity or fixed income funds attributable to that dealer, on an annual basis.

Distributors may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about the Franklin Templeton funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton equity or fixed income mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to this paragraph will be excluded from the calculation of marketing support payments pursuant to the preceding paragraph.

Consistent with the provisions and limitations set forth in its distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments.

Marketing support payments may be in addition to any servicing and other fees paid by Investor Services, as described further below and under “Management and Other Services - Shareholder servicing and transfer agent” above.

As noted below, Distributors may provide additional compensation to dealers and financial intermediaries, including dealers and financial intermediaries not listed below, related to transaction support and various dealer-sponsored events intended to educate financial advisers and their clients about the Franklin Templeton funds.

The following list includes FINRA member firms (or, in some instances, their respective affiliates) that Distributors anticipates will receive marketing support payments as of March 31, 2013. In addition to member firms of FINRA, Distributors also makes marketing support payments, and Distributors' non-fund affiliates may make administrative services payments, to certain other financial intermediaries, such as banks, insurance companies, and plan administrators, that sell fund shares or provide services to Franklin Templeton funds and shareholders. These firms may not be included in this list. You should ask your financial intermediary if it receives such payments.

ADP Retirement Services, American Portfolios Financial Services, Inc., American United Life Insurance Company, Ameriprise Financial Services, Inc., Ascensus, Inc., AXA Advisors, LLC, BBVA Compass Investment Solutions, Inc., Benjamin F. Edwards & Company, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research, Inc., Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, CCO Investment Services Corp., Citigroup Global Markets Inc., Commonwealth Financial Network, CPI Qualified Plan Consultants, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Daily Access Corporation, Diversified Investment Advisors, Edward Jones, ePlan Services, Inc., ExpertPlan, Inc., Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., First Command Financial Planning, Inc., FSC Securities Corporation, Goldman, Sachs & Co., Great-West Retirement Services, Hartford, IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., ING Institutional Plan Services LLP, Investment Centers of America, Inc., J.J.B. Hilliard, W.L. Lyons LLC, J.P. Morgan Securities LLC, Janney Montgomery Scott LLC, John Hancock Distributors LLC, Legend Equities Corporation, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., Lincoln Retirement Services Company LLC, LPL Financial Corporation, M&T Securities, Inc., Massachusetts Mutual Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley Smith Barney LLC, National Planning Corporation, Nationwide Financial Services, Inc., New York Life Retirement Plan Services, Newport Retirement Services, Inc., Northwestern Mutual Investment Services, LLC, PFS Investments Inc., PNC Investments LLC, Principal Financial Group, Putnam Investor Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets LLC, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Sorrento Pacific Financial, LLC, Stifel, Nicolaus & Company, Incorporated, SunTrust Banks Inc., SunTrust Investment Services, Inc., TD Ameritrade Trust Company, TFS Securities, Inc., The Huntington Investment Company, The Investment Center, Inc., TIAA-CREF Individual & Institutional Services, LLC, Transamerica Advisors Life Insurance Company, UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., USI Consulting Group and Wells Fargo Advisors, LLC.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

Transaction support payments.   The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one-time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

Other payments.   From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

In addition, Investor Services may make payments to financial intermediaries that provide administrative services to defined benefit plans. Investor Services does not seek reimbursement by the Fund for such payments.

Contingent deferred sales charge (CDSC) - Class A and C   If you invest any amount in Class C shares or $1 million or more in Class A shares of the Insured and Intermediate Funds, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% for Class C and 0.75% for Class A of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

CDSC waivers.   The CDSC for any share class will be waived for:

  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as investment manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  Account fees
  Redemptions by the Fund when an account falls below the minimum required account size
  Redemptions following the death of the shareholder or beneficial owner
  Redemptions through a systematic withdrawal plan set up before February 1, 1995
  Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

Exchange privilege   If you request the exchange of the total value of your Insured or Intermediate Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Insured or Intermediate Funds' general policy to initially invest this money in short-term, tax-exempt municipal securities, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

In certain comprehensive fee or advisory programs that hold Class A shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares (if offered by the fund).

Class C shares of a Fund may be exchanged for Advisor Class or Class Z shares of the same Fund, if offered by the Fund, provided you meet the Fund’s eligibility requirements for purchasing Advisor Class or Class Z shares. The Class C shares that you wish to exchange must not currently be subject to any CDSC.

Systematic withdrawal plan   Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan in the Insured or Intermediate Funds, if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind   The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates   We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

All purchases of Money Fund shares will be credited to you, in full and fractional fund shares (rounded to the nearest 1/100 of a share), in an account maintained for you by the Fund's transfer agent. No share certificates will be issued for fractional shares at any time. No certificates will be issued to you if you have elected to redeem shares by check or by preauthorized bank or brokerage firm account methods.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information   If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Investor Services may charge you separate fees, negotiated directly with you, for providing special services in connection with your Money Fund account, such as processing a large number of checks each month. Fees for special services will not increase the Fund's expenses.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Using good faith efforts, the investment manager attempts to identify class action litigation settlements and regulatory or governmental recovery funds involving securities presently or formerly held by the Fund or issuers of such securities or related parties (Claims) in which the Fund may be eligible to participate. When such Claims are identified, the investment manager will cause the Fund to file proofs of claim. Currently, such Claim opportunities predominate in the U.S. and in Canada; the investment manager’s efforts are therefore focused on Claim opportunities in those jurisdictions. The investment manager may learn of such class action lawsuit or victim fund recovery opportunities in jurisdictions outside of North America (Foreign Actions), in which case the investment manager has complete discretion to determine, on a case-by-case basis, whether to cause the Fund to file proofs of claim in such Foreign Actions. In addition, the investment manager may participate in bankruptcy proceedings relating to securities held by the Fund and join creditors’ committees on behalf of the Fund.

Further, the investment manager may on occasion initiate and/or recommend, and the board of trustees of the Fund may approve, pursuit of separate litigation against an issuer or related parties in connection with securities presently or formerly held by the Fund (whether by opting out of an existing class action lawsuit or otherwise).

Clients of financial advisors whose firms have a Selling Agreement with Distributors and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP Services® which offers enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

Pricing Shares

Money Fund

The valuation of the Fund's portfolio securities, including any securities set aside on the Fund's books for when-issued securities, is based on the amortized cost of the securities, which does not take into account unrealized capital gains or losses. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments but using a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund using only market values, and existing investors in the Fund would receive less investment income. The opposite would be true in a period of rising interest rates. The Fund's use of amortized cost, which helps the Fund maintain a $1.00 share price, is permitted by a rule adopted by the SEC.

The board has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share at $1, as computed for the purpose of sales and redemptions. These procedures include a review of the Fund's holdings by the board, at such intervals as it may deem appropriate, to determine if the Fund's net asset value calculated by using available market quotations deviates from $1 per share based on amortized cost. The extent of any deviation will be examined by the board. If a deviation exceeds 1/2 of 1%, the board will promptly consider what action, if any, will be initiated. If the board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take corrective action that it regards as necessary and appropriate, which may include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations.

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's Class A and C shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended June 30:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2013
Insured Fund	2,453,361	397,579	89,292
Intermediated Fund	1,194,420	167,856	71,138
Money Fund	1,486	0	1,486
2012
Insured Fund	2,771,998	452,531	36,820
Intermediated Fund	982,446	145,355	30,035
Money Fund	18	0	18
2011
Insured Fund	2,625,782	428,850	111,474
Intermediated Fund	824,142	114,262	60,958
Money Fund	4,380	0	4,380

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees - Class A and C (Insured and Intermediate Funds)   The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the investment manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class and are calculated, as a percentage of such class’ net assets, over the 12-month period of February 1 through January 31. Because this 12-month period may not match the Fund’s fiscal year, the amount, as a percentage of a class’ net assets, for the Fund’s fiscal year may vary from the amount stated under the applicable plan, but will never exceed that amount during the 12-month period of February 1 through January 31.

The Class A, B and C plans.   The Fund may pay up to 0.10% per year of Class A's average daily net assets. The Fund pays Distributors up to 0.65% per year of Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). The Class C plan also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class C shares.

In implementing the Class A plan for the Insured Fund, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by the Fund's Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund's Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. When the Fund reaches $4 billion in assets, the amount to be paid to Distributors will be reduced from 0.02% to 0.01%. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

For the Insured Fund's Class A plan, the fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.10% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plans are reimbursement plans. They allow the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

The Class C plan is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.

Under the Class A plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended June 30, 2013, were:

	Insured Fund ($)	Intermediate Fund ($)
Advertising	88,005	28,484
Printing and mailing prospectuses other than to current shareholders	851	254
Payments to underwriters	19,158	7,742
Payments to broker-dealers	1,779,730	740,610
Other	—	—
Total	1,887,744	777,090

Class B is currently closed to all investors. For shareholders that held accounts in Class B during the Fund’s previous fiscal year, the amounts paid by the Fund under its plan were primarily to pay for ongoing shareholder servicing and to pay Distributors in connection with the advancing of commissions to securities broker-dealers who sold Class B shares. Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended June 30, 2013, were:

Insured Fund ($)
Advertising	—
Printing and mailing prospectuses other than to current shareholders	—
Payments to underwriters	—
Payments to broker-dealers	1,181
Other	4,175
Total	5,356

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended June 30, 2013, were:

	Insured Fund ($)	Intermediate Fund ($)
Advertising	70,041	45,789
Printing and mailing prospectuses other than to current shareholders	381	330
Payments to underwriters	15,979	11,813
Payments to broker-dealers	1,878,192	1,152,437
Other	—	—
Total	1,964,593	1,210,369

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the investment manager or Distributors or other parties on behalf of the Fund, the investment manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares, current yield quotations used by the Fund and effective yield quotations used by the Money Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Insured and Intermediate Funds

Average annual total return before taxes   Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions   Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares   Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return   Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield   Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

This SEC standardized yield reflects an estimated yield to maturity for each obligation held by the Fund which takes into account the current market value of the obligation and may reflect some judgments as to the ultimate realizable value of the obligation. This SEC standardized yield should be regarded as an estimate of the Fund's current rate of investment income, and it may not equal the Fund's actual income dividend distribution rate, the income paid to a shareholder's account or the income reported in the Fund's financial statements.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Taxable-equivalent yield   The Fund also may quote a taxable-equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable-equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.

From time to time, as any changes to the rates become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

Current distribution rate   Current yield and taxable-equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable-equivalent distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, if any, and is calculated over a different period of time.

A taxable-equivalent distribution rate shows the taxable distribution rate equivalent to the current distribution rate. The advertised taxable-equivalent distribution rate will reflect the most current federal and state tax rates available to the Fund.

Volatility   Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Money Fund

Average annual total return   Average annual total return is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Current yield   Current yield shows the income per share earned by the Fund. It is calculated by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account with a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized by multiplying the base period return by 365/7.

Effective yield   The Fund’s effective yield is calculated in the same manner as its current yield, except the annualization of the return for the seven day period reflects the results of compounding.

The following SEC formula is used to calculate this figure:

Effective yield = [(Base period return + 1)365/7] - 1

Taxable-equivalent yield   The Fund also may quote a taxable-equivalent yield and a taxable-equivalent effective yield that show the before-tax yield that would have to be earned from a taxable investment to equal the Fund’s yield. These yields are computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable combined federal and state income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.

All Funds

From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by federal and state governments. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

Other performance quotations   The Insured and Intermediate Funds also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services more than 2 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has, as of September 30, 2013, over $844 billion in assets under management for more than 3 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 121 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Under current federal and state income tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 2013, the tax cost of a fully taxable investment could reach $50.83 on every $100 of investment earnings. This is based on the highest federal personal income tax rate of 43.4% and the highest combined state and local personal income tax rate of 12.3%. The combined tax rate of 50.83% assumes a federal income tax deduction for the full amount of the state and local income taxes. Federal and state income tax rates are as of June 24, 2013, and are subject to change as federal and state legislatures search for new revenue to meet expected budget shortfalls. Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund may provide you with the potential to earn income free from regular federal income tax and, depending on the fund and your state of residence, state and local tax as well, while supporting state and local public projects. A portion, or a small portion, of the tax-free funds’ income dividends may be subject to the federal alternative minimum tax. Franklin tax-free funds may also provide tax-free compounding when tax-free income is reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments. Shareholders should also be aware that many states are experiencing budget shortfalls in their annual budgets and these states may raise taxes on investment income to generate additional revenue to cover these shortfalls. Tax-free compounding may create one more reason why investors should consider an investment in a tax-free fund as an investment opportunity at this time.

Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the U.S. government and its agencies. The market price of municipal securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of the Fund's shares.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Municipal Bond Ratings

Moody's

Municipal Ratings are the opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. It is important that users of Moody's ratings understand these differences when making rating comparisons between the Municipal and Global Scales.

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, finances, governance and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

INVESTMENT GRADE

Aaa: Issues or issuers rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Aa: Issues or issuers rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

A: Issues or issuers rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Baa: Issues or issuers rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

BELOW INVESTMENT GRADE

Ba: Issues or issuers rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

B: Issues or issuers rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Caa: Issues or issuers rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Ca: Issues or issuers rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

C: Issues or issuers demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issues or issuers.

Con.(*): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon the completion of construction or the elimination of the basis of the condition.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue or issuer ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue or issuer ranks in the lower end of its generic rating category.

S&P®

INVESTMENT GRADE

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than an obligation in the higher rating categories. However, the obligor's capacity to meet its financial commitment is considered still strong.

BBB: An obligation rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on the obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr: The designation "pr" indicates that the rating is provisional. Such a rating assumes the successful completion of the project financed by the debt being rated and also indicates that payment of the debt service is largely or entirely dependent upon the successful and timely completion of the project. This rating addresses credit quality subsequent to the completion of the project, but makes no comment on the likelihood of or the risk of default upon failure of such completion.

Municipal Note Ratings

Moody's

Moody's ratings for municipal short-term investment grade obligations are designated Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation. Symbols used will be as follows:

INVESTMENT GRADE

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

BELOW INVESTMENT GRADE

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P®

New municipal note issues due in three years or less, will usually be assigned the ratings below. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a strong capacity to pay principal and interest. Issues determined to possess a very strong capacity to pay debt service are given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the terms of the notes.

SP-3: Issues carrying this designation have a speculative capacity to pay principal and interest.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

State Tax Treatment

The following information on the state income tax treatment of dividends from the Fund is based upon correspondence and sources believed to be reliable. Except where otherwise noted, the information pertains to individual state income taxation only. You may be subject to local taxes on dividends or the value of your shares. Corporations, trusts, estates and other entities may be subject to income and/or other taxes and should consult with their tax advisors or their state department of revenue. For some investors, a portion of the dividend income may be subject to the federal and/or state alternative minimum tax.

California   Distributions of exempt-interest dividends will be exempt from California's personal income tax to the extent that they are derived from interest on obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam) (“California exempt-interest dividends”), provided that (i) the dividends do not exceed the amount of interest (reduced by certain non-deductible expenses) received by the Fund during its taxable year on obligations that, when held by an individual, the interest therefrom is exempt from taxation by California, (ii) the Fund properly designates the dividends as California exempt-interest dividends in a written notice mailed to shareholders, and (iii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets consists of obligations which, when held by an individual, the interest therefrom is exempt from taxation by California. To the extent the Fund’s distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the Fund’s tax-exempt interest that is not derived from obligations of the state of California or its political subdivisions, or from interest on qualifying U.S. territorial obligations, they will constitute taxable income for California personal income tax purposes. Capital gain dividends paid by the Fund are treated as capital gains which are taxed at ordinary income tax rates for California personal income tax purposes. Effective January 1, 2010, residents of California may be subject to backup withholding at 7% on the proceeds from the sale of Fund shares. Because of these tax exemptions, the Fund may not be a suitable investment for retirement plans and other tax-exempt investors, or for residents of states other than California.

Distributions from the Fund, including distributions of California exempt-interest dividends, will generally be taxable to shareholders that are subject to the California franchise tax on business corporations. Shareholders that are subject to other California state or local taxes should consult their tax advisers regarding the application of such taxes to their investment.

FRANKLIN CALIFORNIA TAX-FREE TRUST

FILE NOS. 002-99112 &

811-04356

PART C

OTHER INFORMATION

Item 28. Exhibits The following exhibits are incorporated by reference to the previously filed document indicated below, except as noted:

(a)	Agreement and Declaration of Trust

(i)

Agreement and Declaration of Trust of Franklin California Tax-Free Trust, a Delaware Statutory Trust, dated October 18, 2006

Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 26, 2007

(ii)

Certificate of Trust of Franklin California Tax-Free Trust, a Delaware Statutory Trust, dated October 18, 2006

Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 26, 2007

(b)	By-Laws

(i)

By-Laws of Franklin California Tax-Free Trust, a Delaware Statutory Trust, effective October 18, 2006

Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 26, 2007

(c)	Instruments Defining Rights of Security Holders

(i)

Agreement and Declaration of Trust

(a) Article III, Shares

(b) Article V, Shareholders’ Voting Powers and

Meetings

(c) Article VI, Net Asset Value, Distributions,

Redemptions and Transfers

(d) Articles VIII, Certain Transactions – Section 4

(e) Articles X, Miscellaneous – Section 4

(ii)

By-Laws

(a) Article II, Meetings of Shareholders

(b) Article VI, Records and Reports – Section 1, 2

and 3

(c) Article VII, General Matters: - Sections 3, 4, 6 and 7

(d) Articles VIII, Amendment – Section 1

(d)	Investment Advisory Contracts

(i)

Investment Management Agreement between Registrant, on behalf of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund, and Franklin Advisers, Inc. dated November 1, 2007

Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2008

(ii)

Addendum dated January 1, 2008 to the Investment Management Agreement between Registrant, on behalf of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund, and Franklin Advisers, Inc. dated November 1, 2007

Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2008

(e)	Underwriting Contracts

(i)

Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated January 1, 2011

Filing: Post-Effective Amendment No. 32 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2011

(ii)

Forms of Selling Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated May 1, 2010

Filing: Post-Effective Amendment No. 31 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: August 27, 2010

(f)	Bonus or Profit Sharing Contracts

Not Applicable

(g)	Custodian Agreements

(i)

Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Registrant: Franklin New York Tax-Free Trust

Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A

File No. 033-07785

Filing Date: March 1, 1996

(ii)

Amendment dated May 7, l997 to the Master Custody Agreement dated February 16, 1996 between Registrant and The Bank of New York Mellon

Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 30, 1997

(iii)

Amendment dated February 27, 1998, to Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Filing: Post-Effective Amendment No. 16 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: August 21, 1998

(iv) Amendment dated September 6, 2013 to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

(v)

Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996

Registrant: Franklin New York Tax-Free Trust

Filing: Post-Effective Amendment No. 13 to Registration Statement on Form N-1A

File No. 033-07785

Filing Date: March 1, 1996

(vi) Amended dated September 6, 2013 to Exhibit A of the Terminal Link Agreement between the Registrant and the Bank of New York Mellon dated as of February 16, 1996

(h)	Other Material Contracts

(i)

Amended and Restated Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated February 28, 2012

Filing: Post-Effective Amendment No.34 to Registration Statement on Form N-1A

File No. 033-07785

Filing Date: October 29, 2012

(i)	Legal Opinion

(i) Legal Opinion dated October 26, 2007 Filing: Post-Effective Amendment No. 28 to Registration Statement on Form N-1A File No. 002-99112 Filing Date: October 26, 2007

(j)	Other Opinions

(i) Consent of Independent Registered Public Accounting Firm

(k)	Omitted Financial Statements

Not Applicable

(l)	Initial Capital Agreements

(i) Letter of Understanding dated April 12, 1995 Filing: Post-Effective Amendment No. 12 to Registration Statement on Form N-1A File No. 002-99112 Filing Date: April 21, 1995

(m)	Rule 12b-1 Plan

(i)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2009

(ii)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc. dated February 1, 2009

Filing: Post-Effective Amendment No. 30 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2009

(iii)

Amended and Restated Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc. dated July 9, 2009

Filing: Post-Effective Amendment No. 34 to Registration Statement on Form N-1A

File No. 033-07785

Filing Date: October 29, 2013

(n)	Rule 18f-3 Plan

(i)

Multiple Class Plan on behalf of Franklin California Intermediate-Term Tax-Free Income Fund dated April 15, 2008

Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2008

(ii)

Multiple Class Plan on behalf of Franklin California Insured Tax-Free Income Fund dated April 15, 2008

Filing: Post-Effective Amendment No. 29 to Registration Statement on Form N-1A

File No. 002-99112

Filing Date: October 27, 2008

(p)	Code of Ethics

(i) Code of Ethics dated April 2012 Filing: Post-Effective Amendment No. 34 to Registration Statement on Form N-1A File No. 033-07785 Filing Date: October 29, 2013

(q)	Power of Attorney

(i) Power of Attorney dated June 13, 2013

Item 29.    Persons Controlled by or Under Common Control with Fund

None

Item 30.    Indemnification

The Agreement and Declaration of Trust (the "Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the "Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of the Investment Adviser

The officers and directors of Franklin Advisers, Inc. (Advisers), Registrant's investment manager, also serve as officers and/or trustees for (1) Advisers' corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of Advisers (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.    Principal Underwriters

a)    Franklin/Templeton Distributors, Inc. (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund

Franklin Custodian Funds

Franklin Federal Tax-Free Income Fund

Franklin Global Trust

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin Investors Securities Trust

Franklin Managed Trust

Franklin Money Fund

Franklin Municipal Securities Trust

Franklin Mutual Recovery Fund

Franklin Mutual Series Funds

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin Real Estate Securities Trust

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Tax-Free Trust

Franklin Templeton Fund Allocator Series

Franklin Templeton Global Trust

Franklin Templeton International Trust

Franklin Templeton Money Fund Trust

Franklin Templeton Variable Insurance Products Trust

Franklin Value Investors Trust

Institutional Fiduciary Trust

Templeton China World Fund

Templeton Developing Markets Trust

Templeton Funds

Templeton Global Investment Trust

Templeton Global Opportunities Trust

Templeton Global Smaller Companies Fund

Templeton Growth Fund, Inc.

Templeton Income Trust

Templeton Institutional Funds

(b) The information required with respect to each director and officer of Distributors is incorporated by reference to Part B of this Form N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 008-05889).

(c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 33.    Location of Accounts and Records

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Trust at One Franklin Parkway, San Mateo, CA 94403-1906 or its shareholder service agent, Franklin Templeton Investor Services, LLC, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 34.    Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.    Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 24th day of October, 2013.

FRANKLIN CALIFORNIA TAX-FREE TRUST

(Registrant)

By:   /s/ Karen L. Skidmore_

      Karen L. Skidmore

Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Christopher J. Molumphy*

Christopher J. Molumphy	Chief Executive Officer-Investment Management Dated: October 24, 2013

Laura F. Fergerson*

Laura F. Fergerson	Chief Executive Officer-Finance and Administration Dated: October 24, 2013

Gaston Gardey*

Gaston Gardey	Chief Financial Officer and Chief Accounting Officer Dated: October 24, 2013

Harris J. Ashton* Harris J. Ashton	Trustee Dated: October 24, 2013

Sam Ginn*	Trustee
Sam Ginn	Dated: October 24, 2013

Edith E. Holiday*

Edith E. Holiday	Trustee Dated: October 24, 2013

Gregory E. Johnson * Gregory E. Johnson	Trustee Dated: October 24, 2013

Rupert H. Johnson, Jr.*	Trustee
Rupert H. Johnson, Jr.	Dated: October 24, 2013

J. Michael Luttig* J. Michael Luttig	Trustee Dated: October 24, 2013

Frank A. Olson*	Trustee
Frank A. Olson	Dated: October 24, 2013

Larry D. Thompson*	Trustee
Larry D. Thompson	Dated: October 24, 2013

John B. Wilson*

John B. Wilson

Trustee Dated: October 24, 2013

*By  /s/ Karen L. Skidmore__

Karen L. Skidmore, Attorney-in-Fact

(Pursuant to Power of Attorney filed herewith)

FRANKLIN CALIFORNIA TAX-FREE TRUST

REGISTRATION STATEMENT

EXHIBITS INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION

EX-99.(a)(i)	Agreement and Declaration of Trust of Franklin California Tax-Free Trust, a Delaware Statutory Trust, dated October 18, 2006	*

EX-99.(a)(ii)	Certificate of Trust of Franklin California Tax-Free Trust, a Delaware Statutory Trust, dated October 18, 2006	*

EX-99.(b)(i)	By-Laws of Franklin California Tax-Free Trust, a Delaware Statutory Trust, effective October 18, 2006	*

EX-99.(d)(i)

Investment Management Agreement between Registrant, on behalf of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund, and Franklin Advisers, Inc. dated November 1, 2007

*

EX-99.(d)(ii)

Addendum dated January 1, 2008 to the Investment Management Agreement between Registrant, on behalf of Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund and Franklin California Tax-Exempt Money Fund, and Franklin Advisers, Inc. dated November 1, 2007

*

EX-99.(e)(i)	Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc. dated January 1, 2011	*

EX-99.(e)(ii)	Forms of Selling Agreements between Franklin/Templeton Distributors, Inc. and Securities Dealers dated May 1, 2010	*

EX-99.(g)(i)	Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*

EX-99.(g)(ii)	Amendment dated May 7, 1997 to the Master Custody Agreement dated February 16, 1996 between Registrant and The Bank of New York Mellon	*

EX-99.(g)(iii)	Amendment dated February 27, 1998, to the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*

EX-99.(g)(iv)	Amendment dated September 6, 2013, to Exhibit A of the Master Custody Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	Attached

EX-99.(g)(v)	Terminal Link Agreement between Registrant and The Bank of New York Mellon dated February 16, 1996	*

EX-99.(g)(vi)	Amended dated September 6, 2013 to Exhibit A of the Terminal Link Agreement between the Registrant and the Bank of New York Mellon dated as of February 16, 1996	Attached

EX-99.(h)(i)	Amended and Restated Subcontract for Fund Administrative Services between Franklin Advisers, Inc. and Franklin Templeton Services, LLC dated February 28, 2012	*

EX-99.(i)(i)	Legal Opinion dated October 26, 2007	*

EX-99.(j)(i)	Consent of Independent Registered Public Accounting Firm	Attached

EX-99.(l)(i)	Letter of Understanding dated April 12, 1995	*

EX-99.(m)(i)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc. dated February 1, 2009

*

EX-99.(m)(ii)

Amended and Restated Class A Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc. dated February 1, 2009

*

EX-99.(m)(iii)

Amended and Restated Class C Distribution Plan pursuant to Rule 12b-1 between Registrant, on behalf of the Franklin California Insured Tax-Free Income Fund and Franklin California Intermediate-Term Tax-Free Income Fund, and Franklin/Templeton Distributors, Inc. dated July 9, 2009

*

EX-99.(n)(i)	Multiple Class Plan on behalf of Franklin California Intermediate-Term Tax-Free Income Fund dated April 15, 2008	*

EX-99.(n)(ii)	Multiple Class Plan on behalf of Franklin California Insured Tax-Free Income Fund dated April 15, 2008	*

EX-99.(p)(i)	Code of Ethics dated April 1, 2012	*

EX-99.(q)(i)	Power of Attorney dated June 13, 2013	Attached

*Incorporated by reference